As filed with the Securities and Exchange Commission on October 16, 1995
                                                     Registration Nos. 33-6931
                                                                      811-4727


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM N-1A
                            REGISTRATION STATEMENT
                                  Under the
                            SECURITIES ACT OF 1933                         [ ]
                         Pre-Effective Amendment No.                       [ ]
                       Post-Effective Amendment No. 13                     [x]
                                    and/or
                            REGISTRATION STATEMENT
                                  Under the
                        INVESTMENT COMPANY ACT OF 1940                     [x]
                               Amendment No. 14
                       (Check appropriate box or boxes)


                     Phoenix Strategic Equity Series Fund
              (Exact Name of Registrant as Specified in Charter)

                 101 Munson Street, Greenfield, Massachusetts         01301
                   (Address of Principal Executive Offices)         (Zip Code)

        c/o Phoenix Equity Planning Corporation--Shareholder Services
                                (800) 243-1574
             (Registrant's Telephone Number, including Area Code)


                             Philip R. McLoughlin
                     Phoenix Strategic Equity Series Fund
                (formerly "Phoenix Equity Opportunities Fund")
                c/o Phoenix Home Life Mutual Insurance Company
                               One American Row
                         Hartford, Connecticut 06115
                   (name and address of Agent for Service)


                Approximate Date of Proposed Public Offering:


It is proposed that this filing will become effective (check appropriate box) [x] immediately upon filing pursuant to paragraph (b)
[ ] on      pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on      pursuant to paragraph (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485.
If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the fiscal year ended on April 30, 1995 was filed by Registrant with the Commission on June 27, 1995.

PHOENIX STRATEGIC EQUITY SERIES FUND

                  Cross Reference Sheet Pursuant to Rule 404

                                    PART A


Part I of Form N-1A                               Prospectus Caption
---------------------------------------------------------------------------
1.  Cover Page .................................. Cover Page
2.  Synopsis  ................................... Introduction; Fund
                                                  Expenses
3.  Condensed Financial Information  ............ Financial Highlights
4.  General Description of Registrant ........... Investment Objective and
                                                  Policies
5.  Management of the Fund  ..................... Management of the Fund
6.  Capital Stock and Other Securities  ......... Dividends, Distributions
                                                  and Taxes; Additional
                                                  Information; Investor
                                                  Accounts and Services
                                                  Available
7.  Purchase of Securities Being Offered ........ How to Buy Shares; The
                                                  Underwriter; How to Obtain
                                                  Reduced Sales Charges; Net
                                                  Asset Value; Investor
                                                  Accounts and Services
                                                  Available
8.  Redemption or Repurchase .................... How to Redeem Shares
9.  Pending Legal Proceeding .................... Not Applicable

                                    PART B


                                                     Statement of Additional
Part I of Form N-1A                                        Information
-----------------------------------------------------------------------------
10. Cover Page .................................. Cover Page
11. Table of Contents  .......................... Table of Contents
12. General Information  ........................ Cover Page; The Fund
13. Investment Objectives and Policies  ......... Cover Page; Investment
                                                  Objective; Fundamental
                                                  Policies; Other Policies
14. Management of the Fund  ..................... Services of the Advisor;
                                                  Trustees and Officers
15. Control Persons and Principal Holders of
    Securities .................................. Not Applicable
16. Investment Advisory & Other Services ........ Trustees and Officers
17. Brokerage Allocation and Other Practices .... Portfolio Transactions and
                                                  Brokerage
18. Capital Stock and Other Securities  ......... Not Applicable
19. Purchase, Redemption and Pricing of           How to Buy Shares;
    Securities .................................. Alternative Purchase
                                                  Arrangements; Exchange
                                                  Privileges; Redemption of
                                                  Shares; Net Asset Value;
                                                  Reinstatement Privilege
20. Tax Status .................................. Dividends, Distributions
                                                  and Taxes
21. Underwriter  ................................ Plans of Distribution
22. Calculations of Performance Data ............ Performance Data
23. Financial Statements ........................ Financial Statements

                      PHOENIX STRATEGIC EQUITY SERIES FUND


                              101 Munson Street
                             Greenfield, MA 01301
                                  PROSPECTUS
                               October 16, 1995

Phoenix Strategic Equity Series Fund (the "Fund") is an open-end management investment company whose shares are offered in three series. Each series represents an investment in a separate diversified fund with its own investment objectives and policies designed to meet its specific investment goals. There can be no assurance that any Series will acheive its objective.

Phoenix Equity Opportunities Fund (the "Equity Opportunities Series") seeks as its investment objective long-term growth of capital from investment in a diversified group of stocks or securities convertible into stocks. This Series intends to invest in stock of all types and is not restricted as to any specific industry. Any income derived from investments will be incidental.

Phoenix Strategic Theme Fund ("Theme Series") seeks as its investment objective long-term appreciation of capital. This Series seeks to identify securities benefiting from long-term trends present in the United States and abroad. The Series intends to invest primarily in common stocks believed by the Adviser to have substantial potential for capital growth. Since many trends may be early in their development and no history of industry growth patterns is available, securities owned may present a high degree of risk.

Phoenix Small Cap Fund ("Small Cap Series") seeks as its investment objective long-term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies which the Adviser believes have long-term investment potential. Companies are selected by management on the basis of their long-term potential for expanding their revenue, profit and earnings per share base through a variety of methods including the growth of existing products, introduction of new products, improved operating efficiencies, market share gains, penetration of new markets or acquisitions. Current income is not a factor in the selection of securities. The Series is intended to provide an opportunity for investors who are not ordinarily in a position to perform the specialized type of research or analysis involved in investing in small and emerging growth companies to invest sufficient assets in such companies to provide them with diversified investment opportunities.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and, if given or made, such information or representations must not be relied upon. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state in which or to any person to whom it is unlawful to make such offer.


This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated October 16, 1995, which has been filed with the Securities and Exchange Commission (the "Commission") and is available at no charge by calling (800) 243-4361. The Statement of Additional Information is incorporated herein by reference.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, credit union, or affiliated entity, and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency, and involve investment risk, including possible loss of principal.


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                       CUSTOMER SERVICE: (800) 243-1574
                          MARKETING: (800) 243-4361
                  TELEPHONE ORDERS/EXCHANGES: (800) 367-5877
                TELECOMMUNICATION DEVICE (TTY) (800) 243-1926

                    TABLE OF CONTENTS


                                                        Page
                                                       -------
INTRODUCTION ...........................................  3
FUND EXPENSES...........................................  4
FINANCIAL HIGHLIGHTS ...................................  6
PERFORMANCE INFORMATION ................................  7
INVESTMENT OBJECTIVE AND POLICIES.......................  7
  EQUITY OPPORTUNITIES SERIES ..........................  9
  THEME SERIES..........................................  9
  SMALL CAP SERIES .....................................  9
INVESTMENT TECHNIQUES...................................  9
INVESTMENT RESTRICTIONS ................................ 14
PORTFOLIO TURNOVER ..................................... 14
MANAGEMENT OF THE FUND.................................. 14
DISTRIBUTION PLANS ..................................... 16
HOW TO BUY SHARES....................................... 17
INVESTOR ACCOUNTS AND SERVICES AVAILABLE ............... 21
NET ASSET VALUE ........................................ 23
HOW TO REDEEM SHARES ................................... 24
DIVIDENDS, DISTRIBUTIONS AND TAXES...................... 25
ADDITIONAL INFORMATION.................................. 26

                                  INTRODUCTION

This Prospectus describes the shares offered by and the operations of Phoenix Strategic Equity Series Fund (the "Fund"). The Fund is a diversified, open-end management investment company established as a business trust under the laws of Massachusetts (the "Declaration of Trust"). The Declaration of Trust authorizes the assets and shares of the Fund to be divided into series (the "Series"). Each Series has a different investment objective and invests primarily in certain types of securities, as described on the cover page of this Prospectus, and is designed to meet different investment needs. In many respects, each Series operates as if it were a separate mutual fund. The shares of the Fund are presently issued in three Series described in this Prospectus.

The Investment Advisers


The investment adviser for the Theme Series and Small Cap Series is Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser"). National Securities & Research Corporation ("National" or the "Adviser") is the investment adviser of the Equity Opportunities Series. The Advisers are wholly-owned, indirect subsidiaries of Phoenix Home Life Mutual Insurance Company. See "Management of the Fund" for a description of the Investment Advisory Agreements, management fees and each investment adviser's undertaking to reimburse the Fund for certain expenses.


Distributor and Distribution Plans

Phoenix Equity Planning Corporation ("Equity Planning" or Distributor"), serves as National Distributor of the Fund's shares. See "Distribution Plans" and the Statement of Additional Information. Equity Planning also acts as financial agent of the Fund and as such receives a quarterly fee based on the average of the aggregate daily net asset values of the Fund at an annual rate of $300 per $1 million. Equity Planning also serves as the Fund's transfer agent.

The Fund has adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Pursuant to the distribution plan adopted for Class A Shares, the Fund shall reimburse the Underwriter up to a maximum annual rate of 0.30% of the Fund's average daily Class A Share net assets for distribution expenditures incurred in connection with the sale and promotion of Class A Shares and for furnishing shareholder services. Although the Class A Plan provides for a 0.30% distribution fee, the Underwriter has voluntarily agreed to limit the Rule 12b-1 fee charged to Class A Shares to 0.25% for the fiscal year 1996. Pursuant to the distribution plan adopted for Class B Shares, the Fund shall reimburse the Underwriter up to a maximum annual rate of 1.00% of the Fund's average daily Class B Share net assets for distribution expenditures incurred in connection with the sale and promotion of Class B Shares and for furnishing shareholder services (the "Service Fee"). See "Distribution Plans."

Purchase of Shares

Each Series is authorized to offer two classes of shares of beneficial interest on a continuous basis which may be purchased at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of the purchase (the "Class A Shares") or (ii) on a contingent deferred basis (the "Class B Shares").

Class A Shares of each Series are offered to the public at the next determined net asset value after receipt of the order by State Street Bank and Trust Company (see "Net Asset Value") plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge for Class A Shares is reduced on a graduated scale on single purchases of $50,000 or more and subject to other conditions stated below. See "How to Buy Shares" and "How to Obtain Reduced Sales Charges on Class A Shares".

Class B Shares of each Series are offered to the public at the next determined net asset value after receipt of an order by State Street Bank and Trust Company, with no sales charge. Class B Shares are subject to a sales charge if they are redeemed within five years of purchase. See "How to Buy Shares" and "Deferred Sales Charge Alternative--Class B Shares."

Each share of a Series, whether Class A or Class B, represents an identical interest in the investment portfolio of the Series and has the same rights, except that Class B Shares bear the cost of the higher distribution fees and certain other expenses resulting from the deferred sales charge arrangements, which cause the Class B Shares to have a higher expense ratio and to pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus. The purpose of the conversion feature is to relieve the holders of Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to the Class B Shares, from most of the burden of such distribution-related expenses. See "How to Buy Shares".

Minimum Initial and Subsequent Investments

To purchase shares of any Series, the minimum initial investment is $500 ($25 if using the bank draft investment program designated "Investo-Matic") and the minimum subsequent investment is $25. Exceptions to the minimum and subsequent investment amounts are available under certain circumstances. See "How to Buy Shares."

Redemption Price

Class A Shares of each Series may be redeemed at any time at the net asset value per share next computed after receipt of a redemption request by Equity Planning, the Fund's transfer agent. Class B shareholders redeeming shares within five years of the date of purchase will normally be assessed a contingent deferred sales charge. See "How to Redeem Shares."

Risk Factors

There can be no assurances that any Series will achieve its investment objectives. As a result of each Series' substantial investment in the stock market, the net asset values of Fund shares will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which each Series invests.


The Theme Series utilizes an approach to equity investing which attempts to identify and exploit investment opportunities ahead of other investors. Investments based upon this type of strategic theme identification may not positively correlate with movements in the stock market as a whole. Pursuing investments in similar or related industries may also increase overall risk.

Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than those issued by larger companies and are more volatile than those of larger companies. Accordingly, the Small Cap Series may be subject to greater investment risk than that assumed by mutual funds investing in a broader range of equities.

The risks of each Series should be reviewed and are set forth in more detail in the "Investment Objectives and Policies" section of this Prospectus.

                                 FUND EXPENSES

The following table illustrates all fees and expenses a shareholder will incur. The fees and expenses set forth in the table (except for the Theme Series and Small Cap Series Class A and Class B Shares) are for the fiscal year ended April 30, 1995. The expenses and fees for the Theme Series and Small Cap Series have been pro-rated to reflect a full year of operations.

                           Equity Opportunities
                                  Series                    Theme Series (b)           Small Cap Series (b)
                        --------------------------     --------------------------   ---------------------------
                        Class                         Class     Class B              Class        Class B
                          A         Class B              A        Shares               A         Shares
                       Shares       Shares            Shares    (Pro-Forma)         Shares     (Pro-Forma)
Shareholder
  Transaction
  Expenses
 Maximum Sales Load
  Imposed  on
  Purchases (as a
  percentage  of
  offering price)        4.75%    None                4.75%      None               4.75%      None
 Maximum Sales Load
  Imposed  on
  Reinvested
  Dividends              None     None                None       None               None       None
 Deferred Sales Load              5% during the                  5% during the
  (as a  percentage               first year,                    first year,                   5% during the first
  of original                     decreasing 1%                  decreasing 1%                 year, decreasing 1%
  purchase price or               annually to 2%                 annually to 2%                annually to 2%
  redemption                      during the                     during the fourth             during the fourth
  proceeds,  as                   fourth and fifth               and fifth years;              and fifth years;
  applicable)                     years; thereafter              thereafter                    thereafter
                                  decreasing to 0%               decreasing to 0%              decreasing to 0%
                                  after the fifth                after the fifth               after the fifth
                         None     year                None       year               None       year
 Redemption Fee          None     None                None       None               None       None
 Exchange Fee            None     None                None       None               None       None

Annual Fund Operating
  Expenses
  (as a percentage of
  average net assets
  for the fiscal year
  ended
   April 30, 1995)
 Management Fees
  Advisory Fees          0.70%    0.70%               0.75%      0.75%               0.75%     0.75%
 Rule 12b-1 Fees
   (after waiver) (a)    0.25%    1.00%               0.25%      1.00%               0.25%     1.00%
 Other Expenses
  (After Expense
  Reimbursement)         0.37%    0.37%               0.40%(c)   0.40%(c)            0.50%(d)  0.50%(d)
 Total Fund Operating
  Expenses               1.32%    2.07%               1.40%      2.15%               1.50%     2.25%

(a) "Rule 12b-1 Fees" represent an asset based sales charge that, for a long term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). While the Class A Share Distribution Plans continue to provide for a 0.30% distribution fee, the Underwriter has voluntarily agreed to limit the fee to 0.25% for the fiscal year 1996. Rule 12b-1 fees would have been .30% absent Underwriter's waiver.

(b) The Theme Series and the Small Cap Series were approved by the Trustees on May 25, 1995. Accordingly, expenses for those Series have been projected for the fiscal period ending April 30, 1996.

(c) Phoenix Investment Counsel, Inc. has agreed to reimburse the Theme Series' operating expenses other than Management Fees and Rule 12b-1 Fees related to Class A and Class B Shares for the amount, if any, by which such operating expenses for the fiscal year ended April 30, 1996 exceed .40% of the average net assets of such Series. The total operating expenses for Class A and Class B Shares of this Series are estimated to be 2.35% and 3.10%, respectively.

(d) Phoenix Investment Counsel, Inc. has agreed to reimburse the Small Cap Series' operating expenses other than Management Fees and Rule 12b-1 Fees related to Class A and Class B Shares for the amount, if any, by which such operating expenses for the fiscal year ended April 30, 1996 exceed .50% of the average net assets of such Series. The total operating expenses for Class A and Class B Shares of this Series are estimated to be 2.95% and 3.70%, respectively.

                                                Cumulative Expenses
                                                Paid for the Period
Example*                               1 year   3 years   5 years   10 years
 -----------------------------------   ------   -------   -------   ---------
An investor would pay the following
  expenses on a hypothetical $1,000
  investment assuming (1) a 5%
  annual return and (2) redemption
  at the end of each time period.
 Equity Opportunities Series (Class
  A Shares)                             $60      $ 87      $116       $ 199
 Equity Opportunities Series (Class
  B Shares)                             $71      $ 95      $131       $ 221
 Theme Series (Class A Shares)          $61      $ 90      N/A         N/A
 Theme Series (Class B Shares)          $72      $ 97      N/A         N/A
 Small Cap Series (Class A Shares)      $62      $ 93      N/A         N/A
 Small Cap Series (Class B Shares)      $73      $100      N/A         N/A
An investor would pay the following
  expenses on the same $1,000
  investment assuming no redemption
  at the end of each period:
 Equity Opportunities Series (Class
  A Shares)                             $60      $ 87      $116       $ 199
 Equity Opportunities Series (Class
  B Shares)                             $21      $ 65      $111       $ 221
 Theme Series (Class A Shares)          $61      $ 90      N/A         N/A
 Theme Series (Class B Shares)          $22      $ 67      N/A         N/A
 Small Cap Series (Class A Shares)      $62      $ 93      N/A         N/A
 Small Cap Series (Class B Shares)      $23      $ 70      N/A         N/A

*The purpose of the table above is to help the investor understand the various costs and expenses that the investor will bear directly or indirectly. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. See "Management of the Fund", "Distribution Plans" and "How to Buy Shares."

FINANCIAL HIGHLIGHTS


The following table sets forth certain financial information for the respective fiscal years of the Phoenix Equity Opportunities Series. The financial information for the five years ended April 30, 1995 has been audited by Price Waterhouse LLP, independent accountants. Financial statements and notes thereto are incorporated by reference in the Statement of Additional Information. The Statement of Additional Information and the Fund's most recent Annual Report (containing the report of independent accountants and additional information relating to Fund performance) are available at no charge upon request by calling (800) 243-4361.


                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)


                      Phoenix Equity Opportunities Fund

                                                         Class A
                                                   Year Ended April 30
                                        1995       1994       1993      1992         1991
                                        ----       ----       ----      ----         ----
Net asset value, beginning of
  period                               $ 7.31     $ 9.64     $ 8.59     $ 8.36      $ 7.61
Income from investment operations
 Net investment income                   0.04       0.05       0.06       0.11        0.17
 Net realized and unrealized  gains      0.58       0.57       1.34       0.71        0.74
  Total from investment
    operations                           0.62       0.62       1.40       0.82        0.91
Less distributions
 Dividends from net  investment
  income                                (0.05)     (0.05)     (0.06)     (0.12)      (0.16)
 Distributions from net realized
   gains                                (0.48)     (2.90)     (0.29)     (0.47)        --
  Total distributions                   (0.53)     (2.95)     (0.35)     (0.59)      (0.16)
Change in net asset value                0.09      (2.33)      1.05       0.23        0.75
Net asset value, end of period         $ 7.40     $ 7.31     $ 9.64     $ 8.59      $ 8.36
Total return( (1))                       9.16%      4.99%     16.50%     10.30%      12.16%
Ratios/supplemental data:
Net assets, end of period
  (thousands)                        $179,666   $186,037   $215,570   $204,792    $213,147
Ratio of average net assets of:
 Expenses                                1.32%      1.26%      1.35%      1.36%       1.41%
 Net investment income (loss)            0.60%      0.57%      0.67%      1.29%       2.19%
Portfolio turnover                        358%      167%         31%        73%         95%

                                                                                                  Class B
                                                                                                    From
                                                                                                  Inception
                                                                                                 7/19/94 to
                                        1990        1989        1988        1987        1986         4/30/95
                                        ----        ----        ----        ----        ----     -----------
Net asset value, beginning of
  period                             $   8.31      $ 7.52      $ 9.72     $ 11.15      $ 8.52       $ 7.28
Income from investment operations
 Net investment income                   0.25        0.29        0.27        0.37        0.44         0.00
 Net realized and unrealized  gains      0.38        1.17       (0.24)       0.67        2.63         0.59
  Total from investment
    operations                           0.63        1.46        0.03        1.04        3.07         0.59
Less distributions
 Dividends from net  investment
  income                                (0.27)      (0.30)      (0.29)      (0.44)      (0.44)         --
 Distributions from net realized
   gains                                (1.06)      (0.37)      (1.94)      (2.03)        --         (0.48)
  Total distributions                   (1.33)      (0.67)      (2.23)      (2.47)      (0.44)       (0.48)
Change in net asset value               (0.70)       0.79       (2.20)      (1.43)       2.63         0.11
Net asset value, end of period       $   7.61     $  8.31      $ 7.52      $ 9.72     $ 11.15      $  7.39
Total return( (1))                       7.08%      20.52%      (1.72)%     10.92%      36.79%        8.69%((3))
Ratios/supplemental data:
Net assets, end of period
  (thousands)                        $210,667    $230,066    $218,749    $262,459    $273,446        $ 525
Ratio of average net assets of:
 Expenses                                1.09%       0.89%       0.74%       0.98%       0.85%        2.15%((2))
 Net investment income (loss)            2.88%       3.75%       3.35%       3.56%       4.59%       (0.06)%((2))
Portfolio turnover                         49%         59%         91%        142%         83%         358%


((1)) Maximum sales charge is not reflected in total return calculation. ((2)) Annualized
((3)) Not annualized

                            PERFORMANCE INFORMATION

The Fund may, from time to time, include its yield and total return in advertisements or reports to shareholders or prospective investors. Both yield and total return figures are computed separately for Class A and Class B Shares of a Series in accordance with formulas specified by the Securities and Exchange Commission and are based on historical earnings and are not intended to indicate future performance.

The yield of the Series will be computed by dividing the Series' net investment income over a 30-day period by an average value of invested assets (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a twelve-month period to derive the Series' yield.

Standardized quotations of average annual total return for Class A and Class B Shares of a Series will be expressed in terms of the average annual compound rate of return of a hypothetical investment in either Class A or Class B Shares of a Series over a period of 1, 5 and 10 years (or up to the life of the class of shares of a Series). Standardized total return quotations reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions on Class A and Class B Shares are reinvested when paid. It is expected that the performance of Class A Shares will be better than that of Class B Shares as a result of lower distribution fees paid by Class A Shares. The Fund may also quote supplementally a rate of total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. In addition, the Fund may from time to time publish materials citing historical volatility for shares of any Series.

Advertisements, sale literature and other communications may contain information about any Series or Adviser's current investment strategies and management style. Current strategies and style may change to allow any Series to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of a portfolio; or compare a Series' equity or bond return figure to well-known indices of market performance, including, but not limited to: the S&P 500 Index, Dow Jones Industrial Average, First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare a Series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of a Series against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer's Price Index, Shearson Lehman Corporate Index and Shearson Lehman T-Bond Index. The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

Performance information for a Series reflects only the performance of a hypothetical investment in Class A or Class B Shares of that Series during the particular time period in which the calculations are based. Performance information should be considered in light of the Series' investment objectives and policies, characteristics and quality of its portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for each Series, see the Statement of Additional Information.

The Fund's Annual Report, available upon request and without charge, contains a discussion of the performance of each Series and a comparison of that performance to a securities market index.

                            INVESTMENT OBJECTIVES
                                 AND POLICIES

Each Series has a different investment objective and is designed to meet different investment needs. The differences in objectives and policies among the three Series can be expected to affect the investment return of each Series and the degree of market and financial risk to which each Series is subject. The investment objective of each Series is deemed to be a fundamental policy which may not be changed without the approval of a vote of a majority of the outstanding shares of that Series. Except as noted below a Series' investment policies are not deemed to be fundamental and, therefore, may be changed without shareholder approval. Since certain risks are inherent in the ownership of any security, there can be no assurance that a Series will achieve its investment objective. The investment policies of each Series will also affect the rate of portfolio turnover. A high rate of portfolio turnover generally involves correspondingly greater brokerage commissions, which are paid directly by the Series.


                         Equity Opportunities Series


The investment objective of the Equity Opportunities Series is long-term growth of capital from investment in a diversified group of stocks or securities convertible into stocks. Any income derived from investments will be incidental. The Series' investment objective is a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of the Series.


At least 65% of the Series' total assets are, under normal circumstances, invested in stocks. The Series may invest in stocks of all types and, subject to investment restrictions, is not restricted as to any particular industry in its investments. It is generally not the policy of the Series to purchase securities for trading purposes, although there may be a limited number of short-term transactions. The Series will not invest in cash or cash equivalents in an amount equal to or exceeding 10% of total net assets, unless the Adviser deems it necessary to exceed this limit for temporary defensive purposes in response to adverse economic or market conditions. During adverse economic or market conditions, any part of the Series' assets may be held in cash or money market instruments including U.S. Government obligations maturing within one year from the date of purchase when the Adviser deems a temporary defensive position to be prudent. However, when the Series' assets are in cash or cash equivalents, it is not investing in securities selected to meet the Series' investment objective.


Risk Considerations

Investments in common stocks for capital appreciation are subject to the risks of changing economic and market conditions which may affect the profitability and financial conditions of the companies in whose securities the Series is invested and the Adviser's ability to anticipate those changes.

Since investments normally will consist primarily of securities considered to have appreciation potential, the assets of the Series may be considered to be subject to greater risks than would be involved if the Series invested in securities which do not have such potential.

Additional discussion regarding risks involved in investing in the Series are described in the "Investment Techniques" section below.


                                 Theme Series

The Theme Series seeks as its investment objective long term appreciation of capital through investing in securities of companies that the Adviser believes are particularly well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. Examples of thematic investing would include having invested in oil and gas exploration companies during the energy shortage years of the late 1970's, having invested in companies which benefited from lower inflation trends during the early 1980's, or having invested in companies acquiring cellular franchises in the late 1980's, and technology companies during the 1990's.

The Adviser will not concentrate its investments in specific industries in amounts greater than 25% of the assets of the Series in any particular "industry(ies)" or group(s) of "industries" without shareholder approval. In determining when and whether to invest in particular industries, the Adviser will establish strategic (major changes affecting markets for prolonged periods) and tactical (focused, short-term) investment themes. Investment themes shall generally reflect trends which appear likely to drive stocks with similar technologies and products or which embody broad social, economic, political and technological considerations; offer substantial appreciation potential; present a visionary idea or creative solution; and exhibit some independence from economic cycles. The Adviser may change investment themes once it has determined that an investment theme has become saturated or fully exploited. The Adviser may pursue one or more investment themes at any time.

The Adviser will seek to identify companies which, in addition to being considered well positioned to benefit from investment themes identified, are also believed to possess attributes such as, but not limited to, good financial resources, satisfactory return on capital, enhanced industry position and superior management skills.

The Theme Series may also invest in preferred stocks, investment grade bonds (Moody's Investors Service, Inc. rating Baa or higher or Standard & Poor's Ratings Group rating BBB or higher), convertible preferred stocks and convertible debentures if in the judgment of the Adviser the investment would further its investment objective. The Series may also engage in certain options transactions and enter into financial futures contracts and related options for hedging purposes. The Series may also invest up to 35% of its assets in the securities of foreign issuers. See "Investment Techniques." Each security held will be monitored to determine whether it is contributing to the basic objective of long-term appreciation of capital.

For temporary defensive purposes (as when market conditions for growth stocks are adverse), investments may be made in fixed income securities with or without warrants or conversion features. In addition, for such temporary defensive purposes, the Series may pursue a policy of retaining cash or investing part or all of its assets in cash equivalents. When the Series' assets are held in cash or cash equivalents, it is not investing in securities intended to meet the Series' investment objective.

Risk Considerations


To the extent that the Series invests in a single industry, it may be more susceptible to adverse economic, political or regulatory developments than would be the case if it invested in a broader spectrum of companies. In addition, the Series' investments in common stocks of companies with limited operating history may result in higher volatility in returns. Further, the successful effectuation of the thematic investment strategy used by the Adviser is dependent upon the Adviser's ability to anticipate emerging market trends, exploit such investment opportunities and to thereafter divest of such securities upon saturation. No assurances can be given that the investment strategies utilized will positively correlate with any or all such marketplace trends or that other, possibly more profitable investment trends will not be missed.

The Series commenced operations on October 16, 1995 based upon an initial capitalization of $10 million provided by Phoenix Home Life. The ability of the Series to raise additional capital for investment purposes may directly effect the spectrum of portfolio holdings and performance.


Additional discussion regarding risks involved in investing in the Series are described in the "Investment Techniques" section below.


                               Small Cap Series

The investment objective of the Small Cap Series is long-term growth of capital from investment in a diversified group of stocks or securities convertible into stocks. Any income derived from investments will be incidental. Under normal circumstances, at least 65% of the Series' total assets will be invested in stocks of companies with a total market capitalization of $500 million or less at the time of acquisition. Up to 25% of the Series' total assets may be invested in small capitalization foreign issuers.

Companies are selected on the basis of the Adviser's assessment of their long-term potential to grow rapidly through a variety of factors including the expansion of existing product lines, introduction of new products, geographic expansion, market share gains, improved operating efficiency, unexploited themes, or acquisitions. The Adviser seeks those small and emerging companies which can show significant and sustained increases in earnings over an extended period of time. Based on the Adviser's strict sell discipline, however, stocks of companies which fail to meet the Adviser's expectations will be sold. A strong financial structure and strong fundamental prospects will be sought, but given the limited operating history of smaller companies, in certain situations some of the above factors will not be available or remain to be proven. Full development of these companies frequently takes time and, for this reason, the Series should be considered as a long-term investment and not as a vehicle for seeking short-term profits.

The Series may invest in stocks of all types and, subject to investment restrictions limiting concentration, is not restricted as to industry in its investments. During adverse economic or market conditions, any part of the Series' assets may be held in cash or money market instruments including U.S. Government obligations maturing within one year from the date of purchase when the Adviser deems a temporary defensive position to be prudent. However, when the Series' assets are held in cash or cash equivalents, it is not investing in securities intended to meet the Series' investment objective.


Risk Considerations


Smaller capitalization companies are often companies with limited operating history as a public company or companies within industries which have recently emerged due to cultural, economic, regulatory or technological developments. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies are highly volatile. Smaller companies may at times find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume creating points in time when the securities are illiquid.


Other factors influencing the performance and volatility of small capitalization stocks include industry developments within major markets, major economic trends and developments and general market movements in both the equity and fixed income markets.

Investment in equity securities of foreign small capitalization companies may involve special risks, particularly from political and economic developments abroad and differences between foreign and U.S. regulatory systems. Foreign small capitalization companies may be less liquid and their prices more volatile than comparable domestic securities issuers.


The Series commenced operations on October 16, 1995 based upon an initial capitalization of $5 million provided by Phoenix Home Life. The ability of the Series to raise additional capital for investment purposes may directly effect the spectrum of portfolio holdings and performance.


Additional discussion regarding risks involved in investing in the Series are described in the "Investment Techniques" section below.

                            INVESTMENT TECHNIQUES

Investing in Convertible Securities

Each Series may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. Up to 5% of each of these Series' assets may be invested in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Such securities present greater credit and market risks than investment grade securities. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Series is called for redemption, the Series may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.


Writing Covered Options

Each Series may, from time to time, write covered call option contracts as a means of increasing the yield on the Series' portfolio and also as a means or providing limited protection against decreases in the market value of the Series' portfolio. Options are technically forms of "derivatives" in that their value is dependent upon fluctuations in the value of other securities. Such contracts will be written on securities in which the Series has authority to invest and on securities indices listed on an organized national securities exchange. The aggregate value of the securities underlying such call options will be limited to not more than 25% of the net assets of the Series.

A call option on a security gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. A call option is "covered" if, throughout the life of the option, (1) the Series owns the optioned securities, (2) the Series maintains in a segregated account with its Custodian, cash or cash equivalents or U.S. Government securities with a value sufficient to meet its obligations under the call, or (3) if the Series owns an offsetting call option. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The Series will write only call option contracts when it is believed that the total return to the Series can be increased through such premiums consistent with the Series' investment objective.

The Series may also write covered call options on securities indices. Through the writing of call index options the Series can achieve many of the same objectives as through the use of call options on individual securities. Call options on securities indices are similar to call options on a security except that, rather than the right to take delivery of a security at a specified price, a call option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the call option is based is greater than the exercise price of the option. The writing of such index call options would be subject to the present limitation of covered call option writing of not more than 25% of the net assets of the Series. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, and the restrictions listed above would tend to reduce such risks.

The Series may purchase options to close out a position (i.e., enter into a "closing purchase transaction" (the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on any particular security)). When a security is sold from the Series' portfolio, the Series will effect a closing purchase transaction so as to close out any existing call option on that security, realizing a profit or loss depending on whether the amount paid to purchase a call option is less or more than the amount received from the sale thereof. In addition, the Series may wish to purchase a call option to hedge its portfolio against an anticipated increase in the price of securities it intends to purchase or to purchase a put option to hedge its portfolio against an anticipated decline in securities prices. No more than 5% of the assets of the Series may be invested in the purchase of put and call options, including index options.


Purchasing Call and Put Options, Warrants and Stock Rights

Each Series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities and securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies or if in the opinion of the Adviser, a hedging transaction is consistent with such Series' investment objectives. These Series may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that these Series may lose the premium it paid plus transaction costs.


Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. A Series using this investment technique may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the New York Stock Exchange or the American Stock Exchange.

Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and in a wider range of expiration dates and exercise prices, than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by the Adviser and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, these Series may be able to realize the value of an OTC option it has purchased only by exercising its OTC option or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Series writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which such Series originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.


Financial Futures and Related Options. Each Series may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of the Series' portfolio securities or securities which it intends to purchase or in the exchange rate of foreign currencies. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. Investment techniques related to financial futures and options are summarized below and are described more fully in the Statement of Additional Information.


Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. See "Foreign Currency Transactions". A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.


The Series may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange-or board-traded put and call options on financial futures contracts and may enter into financial futures contracts on foreign currencies.

The Series will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, the Series will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to such Series' existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of such Series' total assets. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus such Series' initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to fully collateralize the position and thereby ensure that it is not leveraged. The extent to which a Series may enter into financial futures contracts and related options may also be limited by requirements of the Internal Revenue Code for qualification as a regulated investment company.

Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Adviser could be incorrect in its expectation as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case the return might have been greater had hedging not taken place. There is also the risk that a liquid secondary market may not exist, and the loss from investing in futures contracts is potentially unlimited because such Series may be unable to close its position. The risk in purchasing an option on a financial futures contract is a loss of the premium paid. Also, there may be circumstances when the purchase of an option on a financial futures contract could result in a loss while the purchase or sale of the contract would not have resulted in a loss.

Repurchase Agreements

Each Series may invest in repurchase agreements, either for temporary defensive purposes necessitated by adverse market conditions or to generate income from its excess cash balances, provided that no more than 10% of the total assets may be invested in the aggregate in repurchase agreements having maturities of more than seven days. A repurchase agreement is an agreement under which a Series acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, a broker or a dealer, subject to resale to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by such Series and is unrelated to the interest rate on the underlying instrument. A repurchase agreement acquired by such Series will always be fully collateralized by the underlying instrument, which will be marked to market every business day. The underlying instrument will be held for such Series' account by the Funds' custodian bank until repurchased.


The use of repurchase agreements involves certain risks such as default by or the insolvency of the other party to the repurchase agreement. Repurchase agreements will be entered into only with commercial banks, brokers and dealers considered by the Adviser to be creditworthy.

Lending Portfolio Securities

In order to increase the return on its investment, each Series may each lend its portfolio securities to broker-dealers and other financial institutions in amounts up to 33% of the market or other fair value of its net assets. Loans of portfolio securities will always be fully collateralized and will be made only to borrowers considered by the Adviser to be credit-worthy. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases the loss of rights in the collateral should the borrower fail financially. See the Statement of Additional Information.

Foreign Currency Transactions

The value of the assets of a Series as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and may incur costs in connection with conversions between various currencies. A Series may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. At the time of the purchase of a forward foreign currency exchange contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the contract, minus the Series' initial margin deposit with respect thereto, will be deposited in a segregated account with the Series' custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

When a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, it is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. Utilizing this investment technique may also hedge the foreign currency exchange rate risk by engaging in currency financial futures and options transactions.


When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Series' portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver.

If the Series utilizing this investment technique retain the portfolio security and engage in an offsetting transaction, the Series will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Series' entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Series would realize gains to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Series would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. A Series using this investment technique will have to convert its holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

Investing in Foreign Securities


Each Series may invest up to 25% of its total asset value (provided however, the Theme Series may invest up to 35% of its total net asset value) in the securities of foreign issuers. Each Series may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. While the Series may purchase the securities of issuers from various countries, it is anticipated that its foreign investments will be primarily in securities of issuers from the major industrialized nations such as the United Kingdom, France, Canada, Germany and Japan. Each Series may also invest in domestic securities denominated in foreign currencies.


Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by each Series will not be registered with the Securities and Exchange Commission ("SEC") and the issuers thereof will not be subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


In investing in securities denominated in foreign currencies, the Series will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Series' assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Series will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Series and which may not be recoverable by the Series or its investors.

The Series will calculate its net asset value and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange is closed). Foreign securities in which the Series may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of the Series' portfolio may be affected by such trading on days when a shareholder has no access to the Series.


Investment income received by the Series from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Series should have more than 50% of the value of its assets invested in securities of foreign corporations at the close of its taxable year, the Series may elect to pass through to its shareholders their proportionate shares of foreign income taxes paid. Investors are urged to consult their tax attorney with respect to specific questions regarding foreign, federal, state or local taxes.


Leverage


The Theme Series and Small Cap Series may from time to time increase their ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds. The Fund will borrow only from banks, and only if immediately after such borrowing the value of the assets of the Series (including the amount borrowed) less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed for investment purposes. The effect of this provision is to permit the Fund to borrow up to 33-1/3% of the net assets of such Series, not including the proceeds of any such borrowings. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such Series' assets computed as provided above become less than three times the amount of the borrowings for investment purposes, the Fund, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.

Interest on money borrowed will be an expense of those Series with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of such Series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.


Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of such Series with respect to which the borrowing has been made.

Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of such Series' shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to such Series, the net asset value of the Series will decrease faster than would otherwise be the case.

Private Placements and Rule 144A Securities


Each Series may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by these Series in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933 ( the "1933 Act"). Public sales of such securities by the Fund may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, these Series may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the Trustees of these Series determine the secondary market is liquid, Rule 144A securities will be considered illiquid. Trustees of these Series may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by these Series: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security, and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of these Series' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each Series may invest up to 15% of its net assets in illiquid securities.


                            INVESTMENT RESTRICTIONS


The investment restrictions to which each Series is subject together with the investment objectives of the Series, are fundamental policies of the Fund which may not be changed as to any Series without the approval of such Series' shareholders. Among the more significant restrictions, each Series may not (i) invest more than 5% of its total assets in securities issued or guaranteed by any one issuer (except for U.S. Government obligations; any foreign government, its agencies and instrumentalities) or (ii) purchase more than 10% of the outstanding voting securities or more than 10% of the securities of any class of any one issuer.


A detailed description of each Series' investment restrictions is contained in the Statement of Additional Information.

                               PORTFOLIO TURNOVER

Each Series pays brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Series and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income.


The rate of portfolio turnover is not a limiting factor when the Adviser deems changes appropriate. Although the portfolio turnover rate of all of the Series cannot be accurately predicted, it is anticipated that the annual turnover rate of the Equity Opportunities, Theme and Small Cap Series will likely not exceed 400%, 100%-175% and 150%-200%, respectively. Although securities for the Series are not purchased for the short-term, the Adviser's strict sell discipline may result in rates of portfolio turnover equivalent to those identified by the SEC as appropriate for capital appreciation funds with substantial short-term trading. The Adviser's approach dictates that underperforming securities and securities not consistent with prevailing themes will be sold. Portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Series' securities (excluding short-term securities). The turnover rate may vary greatly from year to year and may be affected by cash requirements for redemptions of shares of a Series and by compliance with provisions of the Internal Revenue Code, relieving investment companies which distribute substantially all of their net income from federal income taxation on the amounts distributed. The 1994 and 1995 rates of portfolio turnover for the Equity Opportunities Series are set forth under "Financial Highlights." For more information regarding the consequences relating to a high portfolio turnover rate, see "Portfolio Transactions and Brokerage" and "Dividends, Distributions and Taxes" in the Statement of Additional Information.


                             MANAGEMENT OF THE FUND

The Board of Trustees supervises the business affairs and investments of the Fund, which is managed or caused to be managed on a daily basis by the Fund's investment advisers. The Fund was organized as a Massachusetts business trust on October 15, 1987. The Fund is authorized to offer shares in a series and is currently offering shares in three separate Series. Two classes of shares are offered by each Series.

The Advisers


The investment adviser to the Theme Series and Small Cap Series is Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser"), which is located at One American Row, Hartford,

Connecticut 06115-2520. PIC was originally organized in 1932 as John Chase, Inc. In addition to the Theme and Small Cap Series, PIC also serves as investment adviser to Phoenix Series Fund, Phoenix Multi-Portfolio Fund (other than the Real Estate Securities Portfolio), Phoenix Total Return Fund, Inc. and The Phoenix Edge Series Fund (other than the Real Estate Securities Series) and as sub-adviser to investment portfolios of JNL Series Trust, Chubb America Fund, Inc., SunAmerica Series Trust and American Skandia Trust. PIC currently has approximately $11.4 in assets under management.

All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation, an indirect subsidiary of the Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. The principal office of Phoenix Home Life is located in One American Row, Hartford, CT 06115-2520. Equity Planning, the National Distributor of the Fund's shares, also acts as financial agent of the Fund. Equity Planning is registered as a broker-dealer in fifty states. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.

For managing, or directing the management of the investments of the Theme and Small Cap Series, PIC is entitled to a fee, payable monthly, at the following annual rates based upon the aggregate net asset values of the following
Series:

               1st      $1-2       $2+
Series       Billion   Billion   Billion
----------   -------   -------   --------
Theme         0.75%     0.70%      0.65%
Small Cap     0.75%     0.70%      0.65%

The total advisory fee of 0.75% of the aggregate net assets of the Theme and Small Cap Series is greater than that for most mutual funds; however, the Board of Trustees of the Fund believe that it is similar to fees charged by other mutual funds whose investment objectives are similar to those of the Theme and Small Cap Series.

The investment adviser to the Equity Opportunities Series is National Securities & Research Corporation ("National" or the "Adviser"). National's principal place of business is One American Row, Hartford, CT 06115-2520. National is an indirect wholly owned subsidiary of Phoenix Home Life Mutual Insurance Company.

National also acts as the investment adviser or manager for Phoenix Asset Reserve, Phoenix California Tax Exempt Bonds, Inc., Phoenix Income and Growth Fund, Phoenix Multi-Sector Fixed Income Fund, Inc. and the Phoenix Worldwide Opportunities Fund. National currently has approximately $1.7 billion in assets under management. National has acted as an investment adviser for over sixty years.

As compensation for its services, National receives a fee, which is accrued daily against the value of the Equity Opportunities Series' net assets and is paid monthly by the Fund. The fee is computed at an annual rate of .70% of the Series' average daily net assets of up to $1 billion, .65% of the Series' average daily net assets from $1 billion to $2 billion and .60% of the Series' average daily net assets in excess of $2 billion. The ratio of the management fees to average net assets for the fiscal year ended April 30, 1995 for the Equity Opportunities Series was .70%.


The Portfolio Managers

Equity Opportunities Series


Mr. Michael K. Arends serves as Portfolio Manager of the Equity Opportunities Series and as such is primarily responsible for the day to day management of the Series' investments. Mr. Arends has served in this capacity since September 2, 1994. Mr. Arends is a Vice President of PIC and National and is also a Vice President of the Phoenix Series Fund. During 1989 to 1994, Mr. Arends served as Co-Portfolio Manager for various Kemper Funds, the Kemper Investment Portfolio-Growth Fund, Kemper Growth Fund and Kemper Retirement Fund Series.

Theme Series and Small Cap Series

Mr. William J. Newman serves as Portfolio Manager of the Theme Series and Small Cap Series and as such is primarily responsible for the day to day management of each Series. Mr. Newman joined Phoenix Home Life in March 1995 as Chief Investment Strategist and Managing Director for Phoenix Investments. Mr. Newman is also Executive Vice President of PIC. Most recently, Mr. Newman was Chief Investment Strategist for Kidder Peabody in New York from May, 1993 to December, 1994. He was Managing Director at Bankers Trust from March, 1991 to May, 1993 and Managing Director at McKay Shields from June, 1988 to November, 1990.


The Underwriter

Pursuant to an Underwriting Agreement with the Fund, Equity Planning (the "Underwriter"), is the underwriter of the Fund's shares. The offices of the Underwriter are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. The Underwriter conducts a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for any such securities as may be sold to the public through investment dealers. The Underwriter may sell Fund shares through its registered representatives or through dealers with whom it has sales agreements.

The Underwriter is an indirect wholly-owned subsidiary of Phoenix Home Life. The Underwriter also acts as underwriter of shares in the Phoenix Series Fund, Phoenix Multi-Portfolio Fund, Phoenix Total Return Fund, Inc., Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Asset Reserve, Phoenix California Tax Exempt Bonds, Inc., Phoenix Income and Growth Fund and the Phoenix Worldwide Opportunities Fund (which, together with the Fund, are hereinafter collectively referred to as the "Phoenix Funds").

Pursuant to a Financial Agent Agreement with the Phoenix Funds, Equity Planning acts as administrative agent of the Fund and, as such, performs administrative, bookkeeping and pricing functions for the Fund. As compensation, Equity Planning receives a quarterly fee based on the average of the aggregate daily net asset values of the Fund at the annual rate of $300 per $1 million. For its services during the Fund's fiscal year ended April 30, 1995, Equity Planning received $53,689 or .03% of average net assets.

The Custodian and Transfer Agent

The Fund's custodian is State Street Bank and Trust Company (the "Custodian"). Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Fund (the "Transfer Agent") for which it is paid $14.95 for each designated shareholder account. The Transfer Agent engages sub-agents to perform certain shareholder servicing functions for which such agents are paid a fee by Equity Planning.

                              DISTRIBUTION PLANS

The Fund has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of each Series of the Fund (the "Class A Plan", the "Class B Plan", and collectively the "Plans"). The Plans permit the Fund to reimburse the Underwriter for expenses incurred in connection with the sale and promotion of Fund shares and the furnishing of shareholder services. A 12b-1 fee paid by one Series may be used to finance distribution of the shares of another series based on the number of shareholder accounts within the Fund. Pursuant to the Class A Plan, the Fund may reimburse the Underwriter for actual expenses of the Underwriter up to 0.30% annually for the average daily net assets of the Fund's Class A Shares. However, the Underwriter has voluntarily agreed to limit the maximum amount of reimbursement under the Class A Plan for fiscal year 1996 to 0.25% annually of the average daily net assets of the Fund's Class A Shares. Under the Class B Plan, the Fund may reimburse the Underwriter monthly for actual expenses of the Underwriter up to 1.00% annually of the average daily net assets of the Fund's Class B Shares.


Expenditures incurred under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting commissions and finance charges related to the payment of commissions for sales of Class B Shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Underwriter for services rendered in connection with the sale and distribution of shares of the Fund and provision of shareholder services;
(iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; (vii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Fund, provided, however that a portion of such amount paid to the Underwriter, which portion shall be equal to or less than 0.25% annually of the average daily net assets of the Fund, may be paid for reimbursing the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee"). From the Service Fee the Underwriter expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services to shareholders and/or maintaining shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Underwriter. The Underwriter may realize a profit from these arrangements. From the fiscal year ended April 30, 1995, there were no unreimbursed expenses carried over to future plan years.


In order to receive payments under the Plans, participants must meet such qualifications as are to be established in the sole discretion of the Underwriter, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to groups of clients; members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other batch processing.

Under the Class A Plan, reimbursement or payment of expenses may not be made unless such payment or reimbursement occurs prior to the earliest of (a) the last day of the one-year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one-year period commencing on the last day of the calendar quarter during which payment for the service or activity was made by a third party on behalf of the Fund. The Class B Plan, however, does not limit the reimbursement of distribution related expenses to expenses incurred in specified time periods.

For the fiscal year ended April 30, 1995, the Fund paid $446,968 under the Class A Plan and $1,768 under the Class B Plan. The fees were used to compensate unaffiliated broker-dealers for servicing shareholder's accounts, compensating sales personnel and reimbursing the Underwriter for commission expenses and expenses related to preparation of the marketing material. On a quarterly basis, the Fund's Trustees review a report on expenditures under each Plan and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether each Plan will be continued. By its terms, continuation of each Plan from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of either Plan or any related agreements (the "Plan Trustees"). Each Plan provides that it may not be amended to increase materially the costs which the Fund may bear without approval of the applicable class of shareholders of the affected Series of the Fund and that other material amendments must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons". Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the applicable class of outstanding shares of the Fund.

The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit each Series and all classes of shareholders. The Class A Plan was approved by Class A shareholders of the Equity Opportunities Series at a special meeting of shareholders held on April 30, 1993. The Class B Plan was adopted by the Trustees (including a majority of independent Trustees) on May 25, 1994.

The National Association of Securities Dealers ("NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend either or both Plans.

If the Plans are terminated in accordance with their terms, the obligations of the Fund to make payments to the Underwriter pursuant to the Plans, including payments for expenses carried over from previous years, will cease.

                              HOW TO BUY SHARES

The Fund currently issues two classes of shares. Class A Shares are sold to investors choosing the initial sales charge alternative. Class B Shares are sold to investors choosing the deferred sales charge alternative. The minimum initial purchase is $500, and the minimum subsequent investment is $25. Both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Equity Planning, or pursuant to the Systematic Exchange Privilege (see Statement of Additional Information).


Completed applications for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


Each class of shares of a Series represents an interest in the same portfolio of investments of the Series, has the same rights, and is identical to the other in all respects, except that Class B Shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution services fee and any incremental transfer agency costs) resulting from such sales arrangement. Each class has exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which its distribution services fee is paid and each class has different exchange privileges. Only the Class B Shares are subject to a conversion feature. The net income attributable to Class B Shares and the dividends paid on Class B Shares will be reduced by the amount of the higher distribution services fee and incremental expenses associated with such distribution services fee; likewise, the net asset value of the Class B Shares will be reduced by such amount to the extent the Series has undistributed net income.

Subsequent investments for the purchase of full and fractional shares in amounts of $25 or more may be made through an investment dealer or by sending a check to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Share certificates representing any number of full shares will be issued only on request, and subject to certain conditions. A fee may be incurred by the shareholder for a lost or stolen share certificate. Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A and Class B Shares.

The Fund offers combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with Class B Shares. Shares of the Fund or shares of any other Phoenix Fund (except Phoenix Asset Reserve Class A Shares held less than 6 months and Phoenix Money Market Fund Series Class A Shares), may be exchanged for shares of the same class on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Phoenix Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares from any other Phoenix Fund. On Class B Share exchanges, the contingent deferred sales charge schedule of the original shares purchased is not taken and continues to apply.

Alternative Sales Arrangements

The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution fee and contingent deferred sales charges on Class B Shares prior to conversion would be less than the initial sales charge and accumulated distribution fee on Class A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Class A Shares. In this regard, Class A Shares will be more beneficial to the investor who qualifies for certain reduced initial sales charges. The Underwriter intends to limit sales of Class B Shares sold to any shareholder to a maximum total value of $250,000. Class B Shares sold to unallocated qualified employer sponsored plans will be limited to a maximum total value of $1,000,000.


Class B Shares sold to allocated qualified employer sponsored plans, including 401(k) plans, will be limited to a maximum total value of $250,000 for each participant. The Underwriter reserves the right to decline the sale of Class B Shares to allocated qualified employer sponsored plans not utilizing an approved participant tracking system. In addition, Class B Shares will not be sold to any qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 200 participant employees. Class B Shares will also not be sold to investors who have reached the age of 85 because of such persons' expected distribution requirements.

Class A Shares are subject to a lower distribution fee and, accordingly, pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares because the accumulated continuing distribution charges on Class B Shares may exceed the initial sales charge on Class A Shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charge, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B Shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge.

Initial Sales Charge Alternative--Class A Shares


The public offering price of Class A Shares is the net asset value plus a sales charge, as set forth below. Offering prices become effective at the close of the general trading session of the New York Stock Exchange. Orders received by dealers prior to such time are confirmed at the offering price effective at that time, provided the order is received by the Underwriter prior to its close of business.


The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of the Fund made at one time by "any person," which term includes an individual, an individual and his/her spouse and their children under the age of 21, or a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved.

Class A Shares of the Fund are offered to the public at the net asset value next computed after the purchase order is received by State Street Bank and Trust Company, plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge is reduced on a graduated scale on single purchases on $50,000 or more as shown below.

                          Sales Charge     Sales Charge     Dealer Discount
      Amount of          as Percentage    as Percentage      or Agency Fee
     Transaction          of Offering       of Amount       as Percentage of
  at Offering Price          Price           Invested       Offering Price*
 ---------------------   --------------   --------------   ------------------
Less than $50,000             4.75%            4.99%              4.25%
$50,000 but under
  $100,000                    4.50%            4.71%              4.00%
$100,000 but under
  $250,000                    3.50%            3.63%              3.00%
$250,000 but under
  $500,000                    3.00%            3.09%              2.75%
$500,000 but under
  $1,000,000                  2.00%            2.04%              1.75%
$1,000,000 or more            None             None               None**


*Equity Planning will sponsor sales contests, training and educational meetings and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Brokers and dealers other than Equity Planning may also make customary additional charges for their services in effecting purchases, if they notify the Fund of their intention to do so. Equity Planning shall also pay service and retention fees, from its own profits and resources, to qualified wholesalers in connection with sales of shares of Phoenix Funds (exclusive of Class A Shares of Phoenix Money Market Series) by registered financial institutions and related third party marketers.

**In connection with Class A Share purchases by accounts held in the name of qualified employee benefit plans with at least 100 eligible employees, Equity Planning may pay broker/ dealers, from its own resources, an amount equal to 1% on the first $3 million of purchases, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million.

In connection with Class A Share purchases of $1,000,000 or more (or subsequent purchases in any amount), excluding purchases by qualified employee benefit plans as described above, Equity Planning may pay broker-dealers, from its own profits and resources, a percentage of the net asset value of any shares sold as set forth below:

      Purchase Amount          Payment to Broker/Dealer
---------------------------   ---------------------------
$1,000,000 to $3,000,000                   1%
$3,000,001 to $6,000,000               0.50 of 1%
$6,000,001 or more                     0.25 of 1%

If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Underwriter such amounts paid with respect to the investment.


How to Obtain Reduced Sales Charges On Class A Shares

Investors choosing the initial sales charge alternative under certain circumstances may be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

Qualified Purchasers. No sales charge will be imposed on sales of shares to:
(1) any Phoenix Fund trustee, director or officer; (2) any director or officer, or to any full-time employee or sales representative (who has acted as such for at least 90 days) of the Adviser or employees of Equity Planning;
(3) registered representatives and employees of securities dealers with whom Equity Planning has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Equity Planning; (6) any spouse, child, parent, grandparent, brother or sister of any person named in
(1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Equity Planning and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life or Equity Planning; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, instrumentality, department, authority or agency prohibited by law from paying a sales charge; (13) any fully matriculated student in a U.S. service academy; (14) any unallocated accounts held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; or (16) any accounts established by financial institutions, broker-dealers or registered investment advisers that charge an account management fee or transaction fee, provided such entity has entered into an agreement with the Underwriter for such program; provided that sales made to persons listed in (1) through (15) above are made upon the written assurance that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund.


Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A Shares sold to investors. The Underwriter's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. The Underwriter will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Underwriter may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Underwriter. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.


Combination Purchase Privilege. Purchases, either singly or in any combination, of shares of the Fund or shares of any other Phoenix Fund (including Class B Shares and excluding Money Market Fund Series Class A Shares), if made at a single time by a single purchaser, will be combined for the purpose of determining whether the total dollar amount of such purchases entitles the purchaser to a reduced sales charge on any such purchases of Class A shares. Each purchase of Class A Shares will then be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of such purchase is applicable to a single transaction of the total dollar amount of all such purchases. The term "single purchaser" includes an individual, or an individual, his spouse and their children under the age of majority purchasing for his or their own account (including an IRA account) including his or their own trust, commonly known as a living trust; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account, although more than one beneficiary is involved; multiple trusts or 403(b) plans for the same employer; multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held in record in the name, or nominee name, of the entity placing the order.


Letter of Intent. Class A Shares or shares of any other Phoenix Fund (including Class B Shares and excluding Money Market Fund Series Class A Shares) may be purchased by a "single purchaser" (as defined above) within a period of thirteen months pursuant to a Letter of Intent, in the form provided by Equity Planning, stating the investor's intention to invest in such shares during such period an amount which, together with the value (at their maximum offering prices on the date of the Letter) of the Class A Shares of the Fund or Class A or Class B Shares of any other Phoenix Fund then owned by such investor, equals a specified dollar amount. Each purchase of shares made pursuant to a Letter of Intent will be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of purchase is applicable to a single transaction of the total dollar amount specified in the Letter of Intent.

An investor's Letter of Intent is not a binding commitment of the investor to purchase or a binding obligation of the Fund or Equity Planning to sell a specified dollar amount of shares qualifying for a reduced sales charge. Accordingly, out of his initial purchase (and subsequent purchases if necessary), 5% of the dollar amount of purchases required to complete his investment (valued at the purchase price thereof) is held in escrow in the form of shares registered in the investor's name until he completes his investment, at which time escrowed shares are deposited to his account. If the investor does not complete his investment and does not within 20 days after written request by Equity Planning or his dealer pay the difference between the sales charge on the dollar amount specified in his Letter of Intent and the sales charge on the dollar amount of actual purchases, the difference will be realized through the redemption of an appropriate number of the escrowed shares and any remaining escrowed shares will be deposited to his account.

Right of Accumulation. "Single purchasers" (as defined above) may also qualify for reduced sales charges based on the combined value of purchases of either class of shares of the Fund, or any other Phoenix Fund, made over time. Reduced sales charges are offered to investors whose shares, in the aggregate, are valued (i.e., the dollar amount of such purchases plus the then current value (at the public offering price as described in the then current prospectus relating to such shares) of shares of all

Phoenix Funds owned) in excess of the threshold amounts described in the Section entitled "Initial Sales Charge Alternative--Class A Shares." To use this option, the investor must supply sufficient information as to account registrations and account numbers to permit verification that one or more of his purchases qualifies for a reduced sales charge.

Associations. A group or association may be treated as a "single purchaser" and qualify for reduced initial sales charges under the Combination Purchase Privilege and Right of Accumulation if the group or association (1) has been in existence for at least six months; (2) has a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) gives its endorsements or authorization to the investment program to facilitate solicitation of the membership by the investment dealer, thus effecting economies of sales effort; and (4) is not a group whose sole organizational nexus is that the members are credit card holders of a company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Deferred Sales Charge Alternative--Class B Shares

Investors choosing the deferred sales charge alternative purchase Class B Shares at net asset value per share without the imposition of a sales charge at the time of purchase. The Class B Shares are being sold without an initial sales charge, but are subject to a sales charge if redeemed within five years of purchase.

Proceeds from the contingent deferred sales charge are paid to the Underwriter and are used in whole or in part by the Underwriter to defray the expenses of the Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B Shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B Shares without a sales charge being deducted at the time of purchase.

Contingent Deferred Sales Charge. Class B Shares which are redeemed within five years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

The Underwriter intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares sold by such dealers, subject to future amendment or termination. The Underwriter will retain all or a portion of the continuing distribution fee assessed to Class B shareholders and will receive the entire amount of the contingent deferred sales charge paid by shareholders on the redemption of shares to finance the 4% commission plus interest and related marketing expenses.

The amount of the contingent deferred sales charges, if any, will vary depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the previous month.

                                        Contingent Deferred
                                          Sales Charge as
                                          a Percentage of
                                           Dollar Amount
             Year Since Purchase         Subject to Charge
              ----------------------   ---------------------
             First                               5%
             Second                              4%
             Third                               3%
             Fourth                              2%
             Fifth                               2%
             Sixth                               0%

In determining whether a contingent deferred sales charge is applicable to a redemption, it will be assumed that any Class A Shares are being redeemed first. Class B Shares held for over 5 years and shares acquired pursuant to reinvestment of dividends or distributions are redeemed next. Any Class B Shares held longest during the 5 year period are redeemed next unless the shareholder directs otherwise. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.


To provide an example, assume in 1990, an investor purchased 100 Class B Shares. In 1993, the investor purchased another 100 Class B Shares at $12 per share. In 1995, the investor purchased 100 Class A Shares. Assume that in 1996, the investor owns 225 Class B Shares (15 Class B Shares resulting from dividend reinvestment and distributions upon the Class B Shares purchased in 1990 and 10 Class B Shares resulting from dividend reinvestment and distributions upon the Class B Shares purchased in 1993) as well as 100 Class A Shares. If the investor wished to then redeem 300 shares and had not specified a preference in redeeming shares; first, 100 Class A Shares would be redeemed without charge. Second, 115 Class B Shares purchased in 1990 (including 15 shares issued as a result of dividend reinvestment and distributions) would be redeemed next without charge. Finally, 85 Class B Shares purchased in 1993 would be redeemed resulting in a deferred sales charge of $27 [75 shares (85 shares minus 10 shares resulting from dividend reinvestment) X $12 (lesser of original price or current market value) X 3% (applicable rate in the third year after purchase)].


The contingent deferred sales charge is waived on redemptions of shares (a) if redemption is made within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) if redemption is made within one year of disability, as defined in Section 72(m)(7) of the Code; (c) in connection with mandatory distributions upon reaching age 70-1/2 under any retirement plan qualified under Sections 401, 408 or 403(b) of the Code or any redemption resulting from the tax-free return of an excess contribution to an IRA; (d) in connection with redemptions by 401(k) plans using an approved participant tracking system for: participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) in connection with the exercise of certain exchange privileges among Class B Shares of the Fund and Class B Shares of other Phoenix Funds; (f) in connection with any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualifying plan; and (g) in accordance with the terms specified under the Systematic Withdrawal Program. If, upon the occurrence of a death as outlined above, the account is transferred to an account registered in the name of the deceased's estate, the contingent deferred sales charge will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain Class B Shares and be subject to the applicable contingent deferred sales charge when redeemed.

Class B Shares of the Fund will automatically convert to Class A Shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B Shares, and as a result, will thereafter be subject to the lower distribution fee under the Class A Plan. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B Shares that have been outstanding for a period of time sufficient for the National Distributor to have been compensated for distribution-related expenses.

For purposes of conversion to Class A Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) are converted to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also be converted to Class A Shares.

The conversion of Class B Shares to Class A Shares is subject to the availability of an opinion of counsel or a ruling of the Internal Revenue Service ("IRS") to the effect that (i) the assessment of the higher distribution fees and transfer agency costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and (ii) that the conversion of shares does not constitute a taxable event under federal income tax law. The Fund has not sought opinions of counsel as to these matters but has or shall apply to the IRS for such a ruling. While a ruling similar to the one sought by the Fund as to preferential dividends has been issued previously by the IRS with respect to Phoenix Multi-Sector Fixed Income Fund, Inc., complete assurance cannot be given when or whether the Fund will receive a favorable ruling. While an adverse determination by the IRS is not expected, the Fund may be required to reassess the alternative purchase arrangement structure if the IRS does not rule favorably. In addition, were the IRS not to rule favorably, the Fund might make additional distributions if doing so would assist in complying with the Fund's general practice of distributing sufficient income to reduce or eliminate U.S. federal taxes. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion or ruling is not available. In that event, no further conversions of Class B Shares would occur, and shares might continue to be subject to the higher distribution fee for an indefinite period which may extend beyond the period ending six years after the end of the month in which affected Class B Shares were purchased.

                            INVESTOR ACCOUNTS AND
                              SERVICES AVAILABLE

An account will be opened for the investor after the investor makes an initial investment. Shares purchased will be held in the shareholder's account by the Transfer Agent which will forward a statement each time there is a change in the number of shares in the account. At any time, a shareholder may request that a certificate be issued, subject to certain conditions, representing any number of full shares held in his or her account.

The Fund mails periodic reports to its shareholders. In order to reduce the volume of mail, to the extent possible, only one copy of most Fund reports will be mailed to households for multiple accounts with the same surname at the same household address. Please contact Equity Planning to request additional copies of shareholder reports.

Shareholder inquiries should be directed to the Fund at (800) 243-1574.

Bank Draft Investing Program (Investo-Matic Plan)

By completing the Investo-Matic Section of the New Account Application, a shareholder may authorize the bank named in the form to draw $25 or more from his/her personal checking account on or about the 15th day of the month, to be used to purchase additional shares for his account. The amount the shareholder designates will be made available, in form payable to the order of Equity Planning, to the Transfer Agent by the bank on the date the bank draws on his/her account and will be used to purchase shares at the applicable offering price. The shareholder or his or her registered representative may, by telephone or written notice, cancel or change the dollar amount being invested pursuant to the Investo-Matic Plan unless the shareholder has notified the Fund or Transfer Agent that his or her registered representative shall not have this authority.

Distribution Option

The Fund currently declares all income dividends and all capital gain distributions, if any, payable in shares of the Fund at net asset value or, at the option of the shareholder, in cash. By exercising the distribution option, a shareholder may elect to: (1) receive both dividends and capital gain distributions in additional shares; (2) receive dividends in cash and capital gain distributions in additional shares; or (3) receive both dividends and capital gain distributions in cash. If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered or remains uncashed by the shareholder due to an invalid address, then the dividend and/or distribution will be reinvested after the Transfer Agent has been informed that the proceeds are undeliverable. Additional shares will be purchased for the shareholder's account at the then current net asset value. Shareholders who maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds at net asset value. Shareholders should obtain a current prospectus and consider the objectives and policies of each such Fund carefully before directing dividends and distributions to the other Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Dividends and capital gain distributions received in shares are taxable to the shareholder and credited to the shareholder's account in full and fractional shares and are computed at the closing net asset value on the next business day after the record date. A distribution option may be changed at any time by notifying Customer Service by telephone at 800-243-1574 or sending a letter signed by the registered owner(s) of the account. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in the shareholder's account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, he/she will receive cash for the dividend or distribution regardless of the distribution option selected.

Systematic Withdrawal Program

The Systematic Withdrawal Program allows shareholders to periodically redeem a portion of their account on a predetermined monthly or quarterly, semiannual or annual basis. A sufficient number of full and fractional shares shall therefore be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to the shareholder's bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply. See "Redemption of Small Accounts".

Class A shareholders participating in the Systematic Withdrawal Program must own shares of the Fund worth $5,000 or more, as determined by the then-current net asset value per share. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.


To participate in the Systematic Withdrawal Program, Class B shareholders must initially own shares of the Fund worth $5,000 or more and elect to have all dividends reinvested in additional Class B Shares of the Fund. Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month; or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges.


Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program shall be subject to any applicable contingent deferred sales charge. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

Tax-Sheltered Retirement Plans

Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

Exchange Privileges

Shareholders may exchange Class A or Class B Shares held in book-entry form for shares of the same class of other Phoenix Funds (except Phoenix Asset Reserve Class A Shares held less than 6 months and Class A Shares of Phoenix Money Market Series), provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (5) if a shareholder has elected not to utilize the Telephone Exchange Privilege (see below), a properly executed exchange request must be received by Equity Planning. Exchange privileges are not available for certain shareholders holding Class A Shares of Phoenix Money Market Fund Series and Class A Shares of the Phoenix Asset Reserve held for less than 6 months.

Subject to the above requirements for an exchange, a shareholder or his/her registered representative may, by telephone or written notice, elect to have Class A or Class B Shares of the Fund exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel the privilege ("Systematic Exchange").

Shareholders who maintain an account balance in the Fund of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), may direct that shares of the Fund be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. If the shareholder is participating in the Self Security program offered by Phoenix Home Life, it is not necessary to maintain the above account balances in order to use the Systematic Exchange privilege.

Such exchanges will be executed upon the close of business on the 10th of a month and if the 10th falls on a holiday or weekend, then at the close of business on the next succeeding business day. The minimum initial and subsequent amount that may be exchanged under the Systematic Exchange is $25. Systematic Exchange forms are available from Equity Planning.

Exchanges will be based upon each Series' net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On Class B share exchanges, the contingent deferred sales charge schedule of the original shares purchased continues to apply.


The exchange of shares from one fund or Series to another is treated as a sale of the Exchanged Shares and a purchase of the Acquired Shares for Federal income tax purposes. The shareholder may, therefore, realize a taxable gain or loss. See "Dividends, Distributions and Taxes" for information concerning the Federal income tax treatment of a disposition of shares.


It is the policy of the Underwriter to discourage frequent trading by shareholders among the Series and other Phoenix Funds in response to market fluctuations. The Fund reserves the right to refuse exchange purchases by any person or broker/ dealer if, in the Fund's or Adviser's opinion, the exchange would adversely affect the Series' ability to invest according to its investment objectives and policies, or otherwise adversely affect the Fund and its shareholders. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving prominent notice to shareholders at least 60 days in advance.

Each Phoenix Fund has different investment objectives and policies. Shareholders should, therefore, obtain and review the prospectus of the fund into which the exchange is to be made before any exchange requests are made.

Telephone Exchanges

Telephone Exchange privileges are only available in states where the shares to be acquired may be legally sold. Unless a shareholder elects in writing not to participate in the Telephone Exchange Privilege, shares for which certificates have not been issued may be exchanged by calling 800-367-5877 provided that the exchange is made between accounts with identical registrations. Under the Telephone Exchange Privilege, telephone exchange orders may also be entered on behalf of the shareholder by his or her legal representative.

The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. In addition to requiring identical registrations on both accounts, the Transfer Agent will require address verification and will record telephone instructions on tape. All exchanges will be confirmed in writing with the shareholder. To the extent that procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone exchange instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Exchange Privilege may be difficult to exercise or may be suspended temporarily. In such event an exchange may be effected by following the procedure outlined for tendering shares represented by certificate(s).


If a shareholder elects not to use the Telephone Exchange Privilege or if the shares being exchanged are represented by a certificate or certificates, in order to exchange shares the shareholder must submit a written request to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. If the shares are being exchanged between accounts that are not registered identically, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Fund's transfer agent in accordance with its signature guarantee procedures. Currently such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted.


Purchase and withdrawal plans and reinvestment and exchange privileges are described more fully in the Statement of Additional Information. For further information, call Equity Planning at (800) 243-1574.

                               NET ASSET VALUE

The net asset value per share of each Series is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading.

Net asset value per share of a Series is determined by dividing the value of the Series' net assets--the value of its assets less its liabilities--by the total number of its outstanding shares. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Series, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


In determining the value of a Series' assets, the securities for which market quotations are readily available are valued at market value. Debt securities (other than short-term obligations) including those for which market quotations are not readily available are normally valued on the basis of valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Securities listed or traded on a national securities exchange are valued at the last sale price or, if there has been no recent sale, at the last bid price. Securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Trustees or their delegates. Securities traded in the over-the-counter market are valued at the last bid price. Short-term obligations maturing in less than sixty days are valued at amortized cost, which the Board has determined approximates market. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Series which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and offered quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Series has other investments, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                             HOW TO REDEEM SHARES


Shareholders have the right to have the Fund buy back shares at the net asset value next determined after receipt of a redemption request and any other required documentation in proper form (see "Net Asset Value"). In the case of Class B Share redemptions, investors will be subject to the applicable deferred sales charge, if any, for such shares (see "Deferred Sales Charge Alternative--Class B Shares", above). To redeem, any outstanding share certificates in proper form for transfer must be received by Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. To be in proper form to redeem shares, the signature of the shareholder(s) on the certificate or stock power must be signed exactly as registered, including any fiduciary title, on a written instruction letter, certificate, or accompanying stock power, such signatures being guaranteed by an eligible guarantor institution as determined in accordance with the standards and procedures established by the Transfer Agent (please contact the Fund at (800) 243-1574 with any questions regarding eligible guarantors).


If no certificate has been issued, the Transfer Agent requires a written request with signature guarantee. The Transfer Agent may waive the signature guarantee requirement in the case of shares registered in the names of individuals singly, jointly, or as custodian under the Uniform Gifts to Minors Act, if the proceeds do not exceed $50,000, and the proceeds are payable to the registered owner(s) at the address of record. Such requests must be signed by each person in whose name the account is registered. In addition, a shareholder may sell shares back to the Fund through securities dealers who may charge customary commissions for their services. The redemption price in such case will be the price as of the close of the general trading session of the New York Stock Exchange on that day, provided the order is received by the dealer prior thereto, and is transmitted to the Underwriter prior to the close of its business. No charge is made by the Fund on redemptions, but shares tendered through investment dealers may be subject to a service charge by such dealers. Payment for shares redeemed is made within seven days; provided, however, that redemption proceeds will not be disbursed until each check used for purchase of shares has been cleared for payment by the investor's bank, which may take up to 15 days after receipt of the check.

Additional documentation may be required for redemptions by corporations, partnership or other organizations, executors, administrators, trustees, custodians, guardians, or from IRAs or other retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the Fund at (800) 243-1574. Redemption requests will not be honored until all required documents in proper form have been received.

Telephone Redemptions

Unless a shareholder elects in writing not to participate in the Telephone Redemption privilege, shares for which certificates have not been issued may be redeemed by telephoning (800) 367-5877 and telephone redemptions will also be accepted on behalf of the shareholder from his or her registered representative.

The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, the telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker/ dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized redemption exchange instruction from the firm or its registered representatives.

However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise and a shareholder should submit a written redemption request, as described above.

If the amount of the redemption is over $500, the proceeds will be wired to the shareholder's designated U.S. commercial bank account. If the amount of the redemption is less than $500, the proceeds will be sent by check to the address of record on the shareholder's account.

Telephone redemption requests must be received by the Transfer Agent by the close of trading on the New York Stock Exchange on any day when the Transfer Agent is open for business. Requests made after that time or on a day when the Transfer Agent is not open for business cannot be accepted by the Transfer Agent. The proceeds of a telephone redemption will normally be sent on the first business day following receipt of the redemption request. However, with respect to the telephone redemption of shares purchased by check, such requests will only be effected after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days. This expedited redemption privilege is not available to HR-10, IRA and 403(b)(7) Plans.


Reinvestment Privilege

Shareholders have a privilege of using redemption proceeds to purchase Class A Shares of any Phoenix Fund with no sales charge (at the net asset value next determined after the request for reinvestment is made). For Federal income tax purposes, a redemption and reinvestment will be treated as a sale and purchase of shares. Special rules may apply in computing the amount of gain or loss in these situations. (See "Dividends, Distributions and Taxes" for information on the Federal income tax treatment of a disposition of shares.) A written request for reinvestment must be received by the Underwriter within 180 days of the redemption, accompanied by payment for the shares (not in excess of the redemption value). Class B shareholders who have had the contingent deferred sales charge waived through participation in the Systematic Withdrawal Program are not eligible to use the reinstatement privilege.


Redemption of Small Accounts

Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Fund redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.

A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/ dealer. The Fund has no specific procedures governing such account transfers.


                           DIVIDENDS, DISTRIBUTIONS
                                  AND TAXES

Each Series is treated as a separate entity for Federal income tax purposes. The Theme and Small Cap Series intend to elect to be treated as a regulated investment company ("RIC") and qualify annually as such under Subchapter M of the Internal Revenue Code (the "Code"). The Equity Opportunities Series intends to continue to qualify annually as a RIC under Subchapter M of the Code. The trustees believe that the Equity Opportunities Series qualified as a RIC for its most recent fiscal year. In addition, each Series intends to distribute annually to shareholders all or substantially all of its net investment income and net realized capital gains, after utilization of any capital loss carryover. As a result, each series will not be subject to Federal income tax on the net investment income and net capital gains that it distributes. The discussion below is based upon the assumption that each Series will qualify as a RIC.

Each Series intends to make distributions from net investment income semi-annually, and intends to distribute net realized capital gains, if any, on an annual basis.

Each Series will be subject to a nondeductible 4% excise tax if it fails to meet certain calendar year distribution requirements. In order to prevent imposition of the excise tax, it may be necessary for the Fund to make distributions more frequently than described in the previous paragraph.

Unless a shareholder elects to receive distributions in cash, dividends and capital gain distributions will be paid in additional shares of the Series credited at the net asset value per share on the ex-date. Dividends and distributions, whether received in cash or in additional shares of a Series, generally are subject to Federal income tax and may be subject to state, local, and other taxes. Shareholders will be notified annually about the amount and character of distributions made to them by a Series.

Long-term capital gains, if any, distributed to shareholders and which are designated by a Series as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time shares of the Series have been held by the shareholder. Distributions of short-term capital gains and net investment income, if any, are taxable to shareholders as ordinary income.

Dividends and distributions generally will be taxable to shareholders in the taxable year in which they are received. However, dividends and distributions declared by a Series in October, November or December of any calendar year, with a record date in such a month, and paid during the following January, will be treated as if they were paid by the Fund and received by shareholders on December 31 of the calendar year in which they were declared.

A redemption or other disposition (including an exchange) of shares of a Series generally will result in the recognition of a taxable gain or loss, which will be a long- or short-term capital gain or loss (assuming the shares were a capital asset in the hands of the shareholder), depending upon a shareholder's holding period for his or her shares. A capital loss realized on a disposition of a Series shares held six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. In addition, if shares of a Series are disposed of at a loss and are replaced (either through purchases or through reinvestment of dividends) within a period commencing thirty days before and ending thirty days after the disposition of such shares, the realized loss will be disallowed and appropriate adjustments to the tax basis of the new shares will be made. In addition, special rules may apply to determine the amount of gain or loss realized on any exchange.


The foregoing is only a summary of some of the important tax considerations generally affecting each Series and their shareholders. In addition to the Federal income tax consequences described above, which are applicable to any investment in the Series, there may be state or local tax considerations, and estate tax considerations, applicable to the circumstances of a particular investor. Also, legislation may be enacted in the future that could affect the tax consequences described above. Investors are urged to consult their attorneys or tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign shareholders may be subject to U.S. Federal income tax rules that differ from those described above. For more information regarding distributions and taxes, see "Dividends, Distributions and Taxes" in the Statement of Additional Information.


Important Notice Regarding Taxpayer IRS Certification


Pursuant to IRS regulations, the Fund may be required to withhold 31% of all reportable payments including any taxable dividends, capital gain distributions or share redemption proceeds for any account which does not have a taxpayer identification number or social security number and certain required certifications.


The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

Each Series will send to its shareholders, within 31 days after the end of the calendar year, information which is required by the Internal Revenue Service for preparing federal income tax returns.


Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes.

                            ADDITIONAL INFORMATION

Organization of the Fund

The Fund was organized under Massachusetts law in 1986 as a business trust. On August 29, 1986, the Fund purchased all of the assets and assumed all of the liabilities of the Stock Series of National Securities Funds. National Securities Funds, as such, had been in existence since 1940. The Fund continued the business of the Stock Series under the name "National Stock Fund." The Trustees subsequently voted to change the name of the Fund to "Phoenix Equity Opportunities Fund" to reflect the purchase of the Adviser by Phoenix Home Life and the affiliation with other Phoenix Funds. On May 24, 1995, the Trustees again changed the name of the Fund to "Phoenix Strategic Equity Series Fund."

The Declaration of Trust provides that the Fund's Trustees are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. All shares have equal voting rights, except that only shares of the respective series or separate classes within a series are entitled to vote on matters concerning only that series or class. At the date of this Prospectus, there are three series of the Fund, each of which has two classes of shares.

The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above, the Trustees will continue to hold office and appoint successor Trustees. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Trustees can elect all of the Trustees of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to redeem their shares as set forth under "How to Redeem Shares".


The Declaration of Trust establishing the Fund, dated June 25, 1986 (a copy of which, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts), provides that the Fund's name refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Fund, but the "Trust Property" only shall be liable.

Registration Statement

This Prospectus omits certain information included in the Statement of Additional Information and Part C of the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act. A copy of the Registration Statement may be obtained from the Securities and Exchange Commission in Washington, D.C.

                         BACKUP WITHHOLDING INFORMATION

Step 1. Please make sure that the social security number or taxpayer identification number (TIN) which appears on the Application complies with the following guidelines:

Account Type             Give Social Security Number or
                         Tax Identification Number of:
--------------------------------------------------------------------------------
Individual               Individual
--------------------------------------------------------------------------------
Joint (or Joint
  Tenant)                Owner who will be paying tax
--------------------------------------------------------------------------------
Uniform Gifts to
  Minors                 Minor
--------------------------------------------------------------------------------
Legal Guardian           Ward, Minor or Incompetent
--------------------------------------------------------------------------------
Sole Proprietor          Owner of Business (also provide owner's name)
--------------------------------------------------------------------------------
Trust, Estate,           Trust, Estate, Pension Plan Trust (not personal TIN
  Pension Plan Trust     of fiduciary)
--------------------------------------------------------------------------------
Corporation,
  Partnership,
  Other Organization     Corporation, Partnership, Other Organization
--------------------------------------------------------------------------------
Broker/Nominee           Broker/Nominee
--------------------------------------------------------------------------------

Step 2. If you do not have a TIN, you must obtain Form SS-5 (Application for Social Security Number) or Form SS-4 (Application for Employer Identification Number) from your local Social Security or IRS office and apply for one. Write "Applied For" in the space on the application.

Step 3. If you are one of the entities listed below, you are exempt from backup withholding.

(bullet) A corporation

(bullet) Financial institution

(bullet) Section 501(a) exempt organization (IRA, Corporate Retirement Plan,
         403(b), Keogh)

(bullet) United States or any agency or instrumentality thereof

(bullet) A State, the District of Columbia, a possession of the United
         States, or any subdivision or instrumentality thereof

(bullet) International organization or any agency or instrumentality thereof

(bullet) Registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

(bullet) Real estate investment trust

(bullet) Common trust fund operated by a bank under section 584(a)

(bullet) An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1)

(bullet) Regulated Investment Company

If you are in doubt as to whether you are exempt, please contact the Internal Revenue Service.

Step 4. IRS Penalties--If you do not supply us with your TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report interest, dividend or patronage dividend income on your federal income tax return, you will be treated as negligent and subject to an IRS 5% penalty tax on any resulting underpayment of tax unless there is clear and convincing evidence to the contrary. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to a backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.


This Prospectus sets forth concisely the information about the Phoenix Strategic Equity Series Fund (the "Fund") which you should know before investing. Please read it carefully and retain it for future reference.

Phoenix Strategic Equity Series Fund has filed with the Securities and Exchange Commission a Statement of Additional Information about the Fund, dated October 16, 1995. The Statement contains more detailed information about the Fund and is incorporated into this Prospectus by reference. You may obtain a free copy of the Statement by writing the Fund c/o Phoenix Equity Planning Corporation, 100 Bright Meadow, P.O. Box 2200, Enfield, Connecticut 06083-2200 or by calling (800) 243-4361.

Financial information relating to the Fund is contained in the Annual Report to Shareholders for the year ended April 30, 1995 and is incorporated into the Statement of Additional Information by reference.


["Recycled" symbol] Printed on recycled paper using soybean ink

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

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

                      PHOENIX STRATEGIC EQUITY SERIES FUND

                   101 Munson Street, Greenfield, MA 01301


                     Statement of Additional Information
                               October 16, 1995

This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Strategic Equity Series Fund (the "Fund"), dated October 16, 1995, and should be read in conjunction with it. The Fund's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.


               TABLE OF CONTENTS


                                               PAGE
THE FUND (1)...................................  1
INVESTMENT OBJECTIVES AND POLICIES (7) ........  1
INVESTMENT RESTRICTIONS (14) ..................  1
PERFORMANCE INFORMATION (7) ...................  8
PORTFOLIO TRANSACTIONS AND BROKERAGE ..........  9
SERVICES OF THE ADVISERS (14) ................. 10
NET ASSET VALUE (23) .......................... 11
HOW TO BUY SHARES (17)  ....................... 11
ALTERNATIVE PURCHASE ARRANGEMENTS (17) ........ 11
EXCHANGE PRIVILEGES (22) ...................... 13
REDEMPTION OF SHARES (24)  .................... 13
DIVIDENDS, DISTRIBUTIONS AND TAXES (25) ....... 14
TAX SHELTERED RETIREMENT PLANS (26) ........... 15
THE NATIONAL DISTRIBUTOR (16)  ................. 15
PLANS OF DISTRIBUTION (16)  .................... 15
TRUSTEES AND OFFICERS ......................... 17
ADVISORY BOARD  ............................... 22
OTHER INFORMATION  ............................ 22


 Numbers appearing in parentheses correspond to related disclosures in the Fund's Prospectus.

                       Customer Service: (800) 243-1574
                          Marketing: (800) 243-4361
                  Telephone Orders/Exchanges: (800) 367-5877
                Telecommunications Device (TTY)-(800) 243-1926

PEP731 (10/95)

                                    THE FUND


Phoenix Strategic Equity Series Fund is a diversified open-end management investment company which was organized under Massachusetts law in 1986 as a business trust. On August 29, 1986, the Fund purchased all of the assets and assumed all of the liabilities of the Stock Series of National Securities Funds. The Fund continued the business of the Stock Series. The Trustees voted to change the name of the Fund to "Phoenix Equity Opportunities Fund" to reflect the purchase of the Adviser by Phoenix Home Life Mutual Insurance Company and the affiliation with other Phoenix Funds. On May 24, 1995, the Trustees voted to change the name of the Fund to "Phoenix Strategic Equity Series Fund".

The Fund's Prospectus describes the investment objectives of the Phoenix Equity Opportunities Fund (the "Equity Opportunities Series"), the Phoenix Strategic Theme Fund ( the "Theme Series"), and the Phoenix Small Cap Fund (the "Small Cap Series"). The following discussion supplements the description of the Fund's investment policies and investment techniques in the Prospectus.


                            INVESTMENT OBJECTIVES

As discussed in the Prospectus, the investment objective of each Series is deemed to be a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of each Series. Investment restrictions described in this Statement of Additional Information are fundamental policies of each Series and may not be changed as to any Series without the approval of such Series' shareholders. There is no assurance that any Series will meet its investment objective.

                           INVESTMENT RESTRICTIONS

Fundamental Policies

The following investment restrictions constitute fundamental policies of each Series (unless otherwise indicated) which may be changed only upon approval by the holders of a majority of the outstanding shares of each Series' shareholders. No Series may:


1. Borrow money, except that the Theme Series and Small Cap Series may borrow money for investment purposes, provided that any such borrowing for investment purposes with respect to such Series is (a) authorized by the Trustees prior to any public distribution of the shares of such Series or is authorized by the shareholders of such Series thereafter, (b) is limited to 33-1/3% of the value of the total assets (taken at market value) of such Series, and (c) is subject to an agreement by the lender that any recourse is limited to the assets of that Series with respect to which the borrowing has been made;


2. Underwrite the securities of others;

3. Deal in real estate (including real estate limited partnerships) except that any Series may purchase marketable securities of companies that deal in real estate or interests therein including real estate investment trusts;

4. Deal in commodities or commodities contracts;

5. Make loans to other persons except that any Series may lend portfolio securities (up to 33% of net assets at the time the loan is made) to brokers or dealers or other financial institutions not affiliated with the Fund or the Adviser, subject to conditions established by the Adviser (See "Lending of Securities");

6. Participate in any joint trading accounts;

7. Pledge, mortgage or hypothecate any securities or other property;

8. Purchase on margin;

9. Engage in short sales;

10. Issue senior securities;


11. Invest more than 25% of its total assets of a Series in any one industry or group of industries;


12. Purchase any securities (other than U.S. Government obligations) if, as a result, more than 5% of the value of the total assets of such Series would be invested in securities of a single issuer;

13. Purchase any security if, as a result, more than 10% of any class of securities or more than 10% of the outstanding voting securities of any issuer would be held;


14. Purchase any security for the Equity Opportunities Series unless (a) the issuer or its predecessor has had a three year record of continuous operation during which it published balance sheets and income statements, (b) at the end of its last fiscal year, the issuer or its predecessor reported gross receipts of $1,000,000 and (c) the issuer or its predecessor had an operating profit for at least one fiscal year of the five years immediately preceding;

15. Purchase any security of an investment trust except for purchases in the open market where no commission or profit to a sponsor or dealer results from such purchases, other than a customary broker's commission; and


16. Make an investment for the purpose of exercising control or management.

Other Policies

The following investment restrictions do not constitute fundamental policies and may be changed without shareholder approval. No Series may:

1. Invest more than 15% of its net assets in illiquid securities, including
(a) securities with legal or contractual restrictions on resale (except in the case of securities issued pursuant to Rule 144A sold to qualifying institutional investors under special rules adopted by the Securities and Exchange Commission for which the Trustees of the Fund determine the secondary market is liquid), (b) repurchase agreements maturing in more than seven days, and (c) securities that are not readily marketable.

2. Purchase or retain any security of an issuer if the Fund officers, Trustees or Adviser, who individually own beneficially more than 1/2 of 1% of such issuer, together own more than 5% of such issuer's securities.


3. Invest in interests in oil, gas or other mineral exploration development programs or leases.

4. Invest more than 5% of a Series' total assets in warrants and stock rights, valued at the lower of cost or market, or more than 2% of its assets in warrants and stock rights that are not listed on the New York Stock Exchange or American Stock Exchange.


Investment Techniques

The investment objectives and policies of each Series are described in the "Investment Objectives and Policies" section of the Prospectus. The following specific policies supplement the information contained in that section of the Prospectus.


Repurchase Agreements. Repurchase Agreements are agreements by which the Series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Series maintained in a central depository of book-entry system or by physical delivery of the securities to the Series' custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.


Even though repurchase transactions usually do not impose market risks on the purchasing Series, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Series might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

Securities and Index Options. All Series may write covered call options and purchase call and put options. Options and the related risks are summarized below.

  Writing and Purchasing Options. Call options written by a Series normally will have expiration dates between three and nine months from the date written. During the option period a Series may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Series to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Series effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Series has received an exercise notice.

  The exercise price of a call option written by a Series may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

  A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

  Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. A Series may write call options and purchase call and put options on any other indices traded on a recognized exchange.

  Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Series to prevent an underlying security from being called, or to enable a Series to write another call option with either a different exercise price or expiration date or both. A Series may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Series expires unexercised, a Series will realize a gain in the amount of the premium on the option less the commission paid.

  The option activities of a Series may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Series will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

  Limitations on Options. A Series may write call options only if they are covered and if they remain covered so long as a Series is obligated as a writer. If a Series writes a call option on an individual security, a Series will own the underlying security at all times during the option period. A Series will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Series will be "covered" by identifying the specific portfolio securities being hedged.

  To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Series, a Series will be required to deposit qualified securities. A "qualified security" is a security against which a Series has not written a call option and which has not been hedged by a Series by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, a Series will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Series writes a call on an index which is "in-the-money" at the time the call is written, a Series will segregate with its custodian bank cash or liquid assets equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount segregated may be applied to a Series' obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.


  A Series may invest up to 5% of its total assets in exchange-traded or over-the-counter call and put options. A Series may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.


  In connection with a Series qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on a Series' ability to enter into option transactions may apply from time to time. See "Taxes."

  Risks Relating to Options. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

  The risk of purchasing a call option or a put option is that a Series may lose the premium it paid plus transaction costs. If a Series does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

  An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Series will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Series, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

  Possible reasons for the absence of a liquid secondary market on an exchange include: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

  Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon a Series or all of the Series, in the aggregate.

  Risks of Options on Indices. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Series will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Series of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

  Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Series would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Series. However, it is the Fund's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

  Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Series will write call options on indices only subject to the limitations described above.

  Price movements in securities in a Series' portfolio will not correlate perfectly with movements in the level of the index and, therefore, a Series bears the risk that the price of the securities held by the Series may not increase as much as the level of the index. In this event, the Series would bear a loss on the call which would not be completely offset by movements in the prices of a Series' portfolio securities. It is also possible that the index may rise when the value of a Series' portfolio securities does not. If this occurred, the Series would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

  Unless a Series has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Series will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Series fails to anticipate an exercise, to the extent permissible, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

  When a Series has written a call on an index, there is also a risk that the market may decline between the time a Series has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Series is able to sell securities in its portfolio. As with options on portfolio securities, a Series will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Series would be able to deliver the underlying security in settlement, a Series may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

  If a Series exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" a Series will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Series may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.


Financial Futures Contracts and Related Options. Each Series may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Series' portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Series may wish to purchase in the future by purchasing futures contracts.


These Series may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

In contrast to the situation when such Series purchases or sell a security, no security is delivered or received by these Series upon the purchase or sale of a financial futures contract. Initially, these Series will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

Such Series will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.


Limitations on Futures Contracts and Related Options. A Series may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. A Series may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on that Series' existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of that Series' total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus a Series' initial margin deposit with respect thereto will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.


The extent to which a Series may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualifications as a regulated investment company. See "Taxes."

Risks Relating to Futures Contracts and Related Options. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Series will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Series would continue to be required to make daily margin payments. In this situation, if a Series has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Series may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Series' ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Series to incur additional brokerage commissions and may cause an increase in a Series' portfolio turnover rate.

The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Series or such prices move in a direction opposite to that anticipated, a Series may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, a Series' return for the period may be less than if is had not engaged in the hedging transaction.

Utilization of futures contracts by a Series involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Series will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Series has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in a Series' portfolio may decline. If this occurred, a Series would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Series is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Series then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Series will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market also elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Series because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Series while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.


Leverage. The Fund may from time to time increase the Theme Series' and Small Cap Series' ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds. These Series will borrow only from banks, and only if immediately after such borrowing the value of the assets of these Series (including the amount borrowed) less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed for investment purposes. The effect of this provision is to permit the Fund to borrow up to 33-1/3% of the net assets of these Series, not including the proceeds of any such borrowings. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such Series' assets computed as provided above becomes at any time less than three times the amount of the borrowings for investment purposes, these Series, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.


Interest on money borrowed will be an expense of these Series with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of such Series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Series with respect to which the borrowing has been made.

Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of these Series' shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to these Series, the net asset value of these Series will decrease faster than would otherwise be the case.


Foreign Securities. Each of the Series may purchase foreign securities, including those issued by foreign branches of U.S. banks. In any event, such investments in foreign securities will be limited to 25% of the total net asset value of each Series (provided, however, the Theme Series may invest up to 35% of its total asset value in the securities of foreign issuers). Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.


The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

Lower Rated Convertible Securities. Convertible securities which are not rated in the four highest categories, in which a Series may invest, are predominantly speculative with respect to the issuer's capacity to repay principal and interest and may include issues on which the issuer defaults.


Lending Portfolio Securities. In order to increase its return on investments, the Theme Series and Small Cap Series may make loans of its portfolio securities, as long as the market value of the loaned securities does not exceed 33% of the market or other fair value of that Series' net assets. Loans of portfolio securities will always be fully collateralized by cash, U.S. Government Securities or other high quality debt securities at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered by the Adviser to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.


Foreign Currency Transactions


The Series (each a "Foreign Currency Portfolio") may engage in foreign currency transactions. The following is a description of these transactions:


  Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.


  No Series intends to enter into such forward contracts if it would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. No Series will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. PIC believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Series. The Fund's custodian bank will segregate cash or liquid high quality debt securities in an amount not less than the value of a Foreign Currency Portfolio's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines, additional cash or securities will be added so that the segregated amount is not less than the amount of the Foreign Currency Portfolio's commitments with respect to such contracts. Generally, neither Foreign Currency Portfolio enters into a forward contract with a term longer than one year.


  Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

  A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Foreign Currency Portfolio against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Foreign Currency Portfolio were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Foreign Currency Portfolio had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Foreign Currency Portfolio would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

  Foreign Currency Futures Transactions. Each Foreign Currency Portfolio may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Foreign Currency Portfolio may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

  Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

  Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, each Foreign Currency Portfolio will maintain in a segregated account cash or liquid high-grade debt securities equal to the value of such contracts.

  To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, a Foreign Currency Portfolio will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Foreign Currency Portfolio plus premiums paid by it for open options on futures would exceed 5% of the Foreign Currency Portfolio's total assets. Neither Foreign Currency Portfolio will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Series holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.


Investing in SmallCap Issuers. Under normal market conditions, the Small Cap Series expects to invest at least 65% of its total assets in equity securities of small capitalization companies. Market capitalizations of such issuers are determined at the time of purchase. While the issuers in which the Series will primarily invest may offer greater opportunities for capital appreciation than larger capitalization issuers, investments in smaller companies may involve greater risks and thus may be considered speculative. For example, small companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Full development of these companies takes time and, for this reason, the Series should be considered as a long-term investment and not as a vehicle for seeking short-term profits, nor should an investment in the Series be considered a complete investment program. In addition, many small company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements than stocks of large companies. The securities of small companies may also be more sensitive to market changes than the securities of large companies. These factors may result in above-average fluctuations in the net asset value of the Series' shares. The Series is not an appropriate investment for individual investors requiring safety of principal or a predictable return of income from their investment.

Derivative Investments. In order to hedge various portfolio positions, including to hedge against price movements in markets in which the Fund anticipates increasing its exposure, the Fund may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases be limited as to the type of counter-party permitted. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.


Industry Classifications. For the purposes of establishing industry classifications for the Theme Series and Small Cap Series, the Adviser utilizes the William O'Neil & Co., Inc. Industry Group Index. The William O'Neil & Co., Inc. Industry Group Index is presently comprised of 197 industry classifications. Classifications are determined based on the following broad sectors: Basic Material, Energy, Capital Equipment, Technology, Consumer Cyclical, Retail, Consumer Staple, Health Care, Transportation, Financial, and Utilities. Sectors are then divided into industry groups based upon income sources and other economically relevant criteria as determined by O'Neil & Co., Inc.



For the Equity Opportunities Series, industry classifications are established by reference to the Directory of Companies Filing Annual Reports published by the SEC.



                           PERFORMANCE INFORMATION

The Fund may, from time to time, include its total return in advertisements or reports to shareholders or prospective investors.

Standardized quotations of average annual total return for Class A or Class B Shares of a Series will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A or Class B Shares of a Series over periods of 1, 5 and 10 years or up to the life of the class of shares of a Series, calculated for each class separately pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions on Class A and Class B Shares are reinvested when paid.

The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons,

Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer's Price Index, Shearson Lehman Corporate Index and Shearson Lehman T-Bond Index. The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate is cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return future to well-known indices of market performance, including, but not limited to: the S&P 500 Index, Dow Jones Industrial Average, First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.


For Equity Opportunities Series for the 1, 5 and 10 year periods ended April 30, 1995, the average annual total return of the Class A Shares was 4.04%, 9.49% and 11.72%, respectively. Class B total return since inception 7/19/94 was 3.69%. Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Series' investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

The Fund may also compute aggregate total return for specified periods based on a hypothetical Class A or Class B account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Shares's maximum sales charge of 4.75% and assumes reinvestment of all income dividends and capital gain distributions during the period. Based on the foregoing for the Equity Opportunities Series, the Class A Share's aggregate total return quotation for the period commencing August 1, 1944 $10,000 and ending April 30, 1994 was 17,140%.


The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for both classes of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisers place orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Advisers to seek the best prices and execution of orders and to negotiate brokerage commissions which the Advisers' opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Advisers, the rate is deemed by the Advisers to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Advisers after the transaction has been consummated. If the Advisers more than occasionally differ with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future. The Advisers believe that the Fund benefits with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Fund is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Advisers' appraisal of: the firm's ability to execute the order in the desired manner; the value of research services provided by the firm; and the firm's attitude toward and interest in mutual funds in general including the sale of mutual funds managed and sponsored by the Advisers. The Advisers do not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Advisers better prices and execution are available elsewhere.

In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Fund and its shareholders.


A high rate of Portfolio turnover involves a correspondingly higher amount of brokerage commissions and other costs which must be borne directly by the Fund and indirectly by shareholders.

During the fiscal years ended April 30, 1993, 1994 and 1995, brokerage commissions paid by the Fund totalled $257,471, $510,377 and $1,545,026, respectively. Of the total amounts paid in the fiscal years ended April 30, 1993, 1994 and 1995, $98,822, $5,630 and $0, respectively or 0.05%, 0.00% and
0.00%, respectively of Fund assets were paid to the former principal underwriter in accordance and consistent with internal procedures governing such affiliated transactions in accordance with regulatory requirements. The Trustees have not currently authorized the Advisers to utilize affiliated broker-dealers for brokerage transactions.


                           SERVICES OF THE ADVISERS


The offices of Phoenix Investment Counsel, Inc., (PIC) and National Securities & Research Corporation ("National") are located at One American Row, Hartford, Connecticut 06115-2520. In addition to the Equity Opportunities Series, National serves as investment adviser to Phoenix Asset Reserve, Phoenix California Tax Exempt Bonds, Inc., Phoenix Income and Growth Fund, Phoenix Multi-Sector Fixed Income Fund, Inc., and Phoenix Worldwide Opportunities Fund. In addition to the Theme Series and the Small Cap Series, PIC serves as investment adviser to Phoenix Edge Series Fund (other than the Real Estate Series), Phoenix Series Fund, Phoenix Multi-Portfolio Fund (other than the Real Estate Securities Portfolio), and Phoenix Total Return Fund Inc.


National is an indirect wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning"), an indirect subsidiary of Phoenix Home Life.

Phoenix Home Life is a mutual insurance company engaged in the insurance and investment businesses. Phoenix Home Life's principal place of business is located at One American Row, Hartford, Connecticut, where the company manages combined assets of approximately $13 billion through advisory accounts and mutual funds.

The Advisers provide certain services and facilities required to carry on the day-to-day operations of the Fund (for which they receive a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal, auditing and accounting services; regulatory filing fees and expenses of printing the Fund's registration statements (but the Underwriter purchases such copies of the Fund's prospectuses and reports and communications to shareholders as it may require for sales purposes at printer's over-run cost); insurance expense; association membership dues; brokerage fees; and taxes.

Each Series will pay expenses incurred in its own operation and will also pay a portion of the Fund's administration expenses allocated on the basis of the asset values of the respective Series.


As compensation for its services, National receives a fee from the Equity Opportunities Series, which is accrued daily against the value of the Series net assets and is paid by the Series on the last day of the month. The fee is computed at an annual rate of .70% of the Series average daily net assets of up to $1 billion, .65% of the Series' average daily net assets from $1 billion to $2 billion, and .60% of the Series' average net assets in excess of $2 billion. Prior to January 1, 1994, the fee was computed at the annual rate of .75% per annum on the first $410,000,000 of the aggregate daily net assets of the Series; .70% on the next $300,000,000; .65% on the next $200,000,000; .60% on the next $200,000,000; .55% on the next $100,000,000;
 .50% on the next $100,000,000; .45% on the next $100,000,000; .40% on the next $100,000,000 and .375% of 1% per annum on the aggregate average daily net assets of the Series in excess of $1,510,000,000. For the fiscal years 1993, 1994 and 1995 the net management fees paid by the Series to the Adviser were $1,569,220, $1,571,191 and $1,252,747, respectively.


For managing the investments, or directing the management of the investments of the Theme Series and the Small Cap Series, PIC is entitled to a monthly fee at the annual rate of 0.75% of the average daily net asset values of the Series up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion.


The Adviser has agreed that if, in any fiscal year, the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest and (with the prior consent of any necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the most restrictive expense limitations applicable to the Fund under state securities laws or published regulations thereunder, the Adviser will refund to the Fund the excess over such amount. Currently, the most restrictive of such limitations would require the Adviser to reimburse the Fund to the extent that in any fiscal year such aggregate expenses exceed 2.5% of the first $30,000,000 of average net assets; 2.0% of the next $70,000,000 and 1.5% of any amount of the average net assets in excess of $100,000,000.


The Management Agreement with National was approved by the Trustees of the Fund on March 16, 1993 and by the shareholders of the Fund on April 30, 1993. The Management Agreement with PIC was approved by the Trustees of the Fund on May 24, 1995. The Management Agreements shall continue in effect for successive annual periods, provided that such continuance is specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto (as defined in the 1940 Act) and by either (a) the Trustees of the Fund or (b) vote of a majority of the outstanding securities of the Fund (as defined in the 1940 Act).

The Management Agreements may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days written notice addressed to the Adviser at its principal place of business; and by the Adviser upon 60 days written notice addressed to the Fund at its principal place of business. The Management Agreements will terminate automatically in the event of its "assignment" as defined in Section 2(a)(4) of the 1940 Act.


                               NET ASSET VALUE

The net asset value per share of the Fund is computed at the close of the general trading session of the New York Stock Exchange by dividing the value of the Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses), by the number of shares of the Fund outstanding on each day that the New York Stock Exchange (the "Exchange"), is scheduled to be open. See the Prospectus for additional information. See "Net Asset Value" in the Prospectus.

                              HOW TO BUY SHARES


The Prospectus includes information as to the offering price of shares of the Series, the sales charge, if any, included in the offering price, and the minimum initial and subsequent investments which may be made in a Series.


Shares may be purchased from investment dealers having sales agreements with the Underwriter at the public offering price (the net asset value next computed following receipt of a purchase application in proper form by State Street Bank and Trust Company, plus the applicable sales charge). The minimum initial investment is $500 ($25 if using the bank draft investing program designated "Investo-Matic") and the minimum subsequent investment amount is $25. In the case of employee payroll deduction plans, organized group plans and other benefit programs or arrangements offered by certain dealers, the minimum initial investment may be fixed from time to time at such lesser amounts as the Adviser in its sole discretion may determine, and may in all cases, be waived from time to time by the Adviser, in its sole discretion. See the Fund's current Prospectus.

                      ALTERNATIVE PURCHASE ARRANGEMENTS

Each Series is authorized to offer two classes of shares. Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (I) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative").

  Class A Shares


  An investor who elects the initial sales charge alternative acquires Class A Shares. Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to an ongoing distribution attributable to the Class A Shares. However, for the fiscal year 1996, the Underwriter has voluntarily agreed to limit the distribution services fee for Class A Shares to 0.25%. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. See the Fund's current Prospectus.


  Class B Shares

  An investor who elects the deferred sales charge alternative acquires Class B Shares. Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. See the Fund's current Prospectus.

  Class B Shares are subject to an ongoing distribution services fee at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution services fee paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Fund's Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Underwriter to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses. See "Conversion Feature," on page 12.


The alternative purchase arrangement permits an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Series, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Series, the accumulated continuing distribution services fee and contingent deferred sales charges on Class B Shares prior to conversion would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time, and to what extent such differential would be offset by the lower expenses attributable to Class A Shares.

Class A Shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends, to the extent any dividends are paid, per share. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares because the accumulated continuing distribution charges on Class B Shares may exceed the initial sales charge on Class A Shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B Shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge.

The distribution expenses incurred by the Underwriter in connection with the sale of the shares will be paid, in the case of Class A Shares, from the proceeds of the initial sales charge and the ongoing distribution services fee and, in the case of Class B Shares, from the proceeds of the ongoing distribution services fee and the contingent deferred sales charge incurred upon redemption within five years of purchase. Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A or Class B Shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution services fee with respect to the Class B Shares are the same as those of the initial sales charge and ongoing distribution services fees with respect to the Class A Shares.

Dividends paid by the Series, if any, with respect to Class A and Class B Shares will be calculated in the same manner at the same time on the same day, except that the higher distribution services fee and any incremental transfer agency costs relating to Class B Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

The Trustees of the Fund have determined that currently no conflict of interest exists between the Class A and Class B Shares. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Conversion Feature

Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B Shares that have been outstanding for a period of time sufficient for the Underwriter to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution-related expenses.

For purposes of conversion to Class A Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A.

The conversion of Class B Shares to Class A Shares is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) that the conversion of shares does not constitute a taxable event under federal income tax law. The Fund has not sought opinions of counsel as to these matters or from the Internal Revenue Service (the "IRS"). While rulings as to preferential dividends have been issued previously by the IRS to other Funds, complete assurance cannot of course be given that the Fund eventually will request or receive such ruling. While an adverse determination by the IRS currently is not expected, the Fund may be required to reassess (and reverse the right to do so) its dual share structure were the IRS not to rule favorably since that could impact on the Fund's ability to qualify as a regulated investment company. In addition, were the IRS not to rule favorably, the Fund might make additional distributions if doing so would assist in complying with the Fund's general practice of distributing sufficient income to reduce or eliminate U.S. federal taxes. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion or ruling is no longer available. In that event, no further conversions of Class B Shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the month in which the shares were issued.


                             EXCHANGE PRIVILEGES

Subject to limitations, shareholders may exchange Class A or Class B Shares held in book-entry form for shares of the same class of other Phoenix Funds, provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (5) if a shareholder has elected not to utilize the Telephone Exchange Privilege (see below), a properly executed exchange request must be received by Equity Planning. Other restrictions affecting exchanges are described in the Prospectus of the applicable Phoenix Fund(s).

Subject to the above requirements for an exchange, a shareholder or his/her registered representative may, by telephone or written notice, elect to have Class A or Class B Shares of the Fund exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel the privilege ("Systematic Exchange").

Shareholders who maintain an account balance in the Fund of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculation on the basis of the net asset value of the shares held in a single account), may direct that shares of the Fund be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. If the shareholder is participating in the Self Security program offered by Phoenix Home Life, it is not necessary to maintain the above account balances in order to use the Systematic Exchange privilege.

Such exchanges will be executed upon the close of business on the 10th of a month and if the 10th falls on a holiday or weekend, then at the close of business on the next succeeding business day. The minimum initial and subsequent amount that may be exchanged under the Systematic Exchange is $25. Systematic Exchange forms are available from Equity Planning.

Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On Class B Share exchanges, the contingent deferred sales charge schedule of the original shares purchased continues to apply.

The exchange of shares from one fund to another is treated as sale of the Exchanged Shares and a purchase of the Acquired Shares for Federal income tax purposes. The shareholder may, therefore, realize a taxable gain or loss. See "Dividends, Distributions and Taxes" of the Prospectus for information concerning the Federal income tax treatment of a disposition of shares. It is the policy of the Adviser to discourage and prevent frequent trading by shareholders among the Fund and other Phoenix Funds in response to market fluctuations. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving prominent notice to shareholders at least 60 days in advance.

Each Phoenix Fund has different investment objectives and policies. Shareholders should, therefore, obtain and review the prospectus of the fund into which the exchange is to be made before any exchange requests are made.

                             REDEMPTION OF SHARES

Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more. See the Prospectus for further information.

Redemptions by Class B shareholders will be subject to the applicable deferred sales charge, if any.

Each shareholder account in the Fund which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60 day period the shareholder has the right to add to the account to bring its value to $200 or more. See the current Prospectus for more information.

Telephone Redemptions

Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Fund's current Prospectus for additional information.

Reinvestment Privilege

Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Fund's current Prospectus for more information and conditions attached to this privilege.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES


Each Series is treated as a separate entity for federal income tax purposes. The Theme and Small Cap Series intend to elect to be treated as a regulated investment company ("RIC") and qualify annually as such under certain provisions of the Internal Revenue Code (the "Code"). The Equity Opportunities Series intends to remain qualified as a RIC under certain provisions of the Code. Under such provisions, each Series will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, each Series must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and derive less than 30% of its gross income each taxable year as gains (without deduction for losses) from the sale or other disposition of securities held for less than three months. If in any taxable year a Series does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at corporate rates.



The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Series, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net ordinary income, with certain adjustments, for such calendar year, plus 98% of the Series' net capital gains for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If a Series has taxable income that would be subject to the excise tax, the Series intends to distribute such income so as to avoid payment of the excise tax.


Under another provision of the Code, any dividend declared by the Series to shareholders of record in October, November and December of any year will be deemed to have been received by, and will be taxable to shareholders as of December 31 of such year, provided that the dividend is actually paid by a Series before February 1, of the following year.



The Fund's policy is to distribute to its shareholders all or substantially all investment company taxable income as defined in the Code and any net realized capital gains for each year and consistent therewith to meet the distribution requirements of Part I of subchapter M of the Code. Each Series intends to meet the other requirements of Part I of subchapter M, including the requirements with respect to diversification of assets and sources of income, so that each Series will pay no taxes on net investment income and net realized capital gains distributed to shareholders. One of these requirements as stated above is that less than 30% of a Series' gross income must be derived from gains from the sale or other disposition of securities and certain assets (including certain options) held for less than three months. Accordingly, the Series may be restricted in certain activities, including: (i) writing of options on securities which have been held less than three months, (ii) writing of options which expire in less than three months, and (iii) effecting closing purchase transactions with respect to options which have been written less than three months prior to such transactions.


Under certain circumstances, the sales charge incurred in acquiring shares of a Series may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Series are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

Distributions by a Series reduce the net asset value of the Series shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the shares, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Series. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

Transactions in options on stock indices are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by a Series during a taxable year or held by a Series at the close of its taxable year, will be treated as if sold for their market value, with 40% of any resulting gain or loss treated as short-term and 60% long-term.

A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.


Important Notice Regarding Taxpayer IRS Certification

Pursuant to IRS Regulations, the Funds may be required to withhold 31% of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.


Each Series will furnish its shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.


Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes.

                        TAX SHELTERED RETIREMENT PLANS


Shares of the Fund and other Phoenix Funds may be offered in connection with employer-sponsored 401(k) plans. National and PIC and its affiliates may provide administrative services to these plans and to their participants, in addition to the services that National and PIC and its affiliates provide to the Phoenix Funds, and may receive compensation therefor. For information on the terms and conditions applicable to employee participation in such plans, including information on applicable plan administrative charges and expenses, prospective investors should consult the plan documentation and employee enrollment information which is available from participating employers.


                           THE NATIONAL DISTRIBUTOR


Pursuant to an Underwriting Agreement with the Fund, Phoenix Equity Planning Corporation (the "Underwriter"), an indirect wholly-owned subsidiary of Phoenix Home Life and an affiliate of National, serves as underwriter for the Fund. The address of the Underwriter is 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200. As such, the Underwriter conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Underwriter to take and pay for only such securities as may be sold to the public. During the fiscal years 1993, 1994 and 1995, purchasers of the Fund shares paid aggregate sales charges of $64,813, $38,910 and $30,721, respectively, of which the principal Underwriter for the Fund received net commissions of $6,900, $5,120 and $9,792, respectively, for its services, the balance being paid to dealers. The fees were used to compensate sales and services person for sell shares of the Fund and for providing services to shareholders. In addition, the fees were used to compensate the Underwriter for sales and promotional activities.


The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Underwriter, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Fund's Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

Dealers with whom the Underwriter has entered into sales agreements receive sales charges in accordance with the commission table set forth in the Prospectus. The Underwriter may from time to time pay, from its own resources or pursuant to the Plan of Distribution described below, a bonus or other incentive to dealers (other than the Underwriter) which employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Underwriter may, from time to time, reallow the entire portion of the sales charge which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

                            PLANS OF DISTRIBUTION

The Fund has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of each Series of the Fund (the "Class A Plan", the "Class B Plan", and collectively the "Plans"). The Plans permit the Fund to reimburse the

Underwriter for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Fund. For fiscal year 1996, the Underwriter has voluntarily agreed to limit the Rule 12b-1 fee for Class A Shares to 0.25%.

Pursuant to the Class A Plan, the Fund may reimburse the Underwriter for actual expenses of the Underwriter up to .30% of the average daily net assets of the Fund's Class A Shares. Under the Class B Plan, the Fund may reimburse the Underwriter monthly for actual expense of the Underwriter up to 1.00% of the average daily net assets of the Fund's Class B Shares. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the sale of Class B Shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel;
(iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Underwriter in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Fund determine are reasonably calculated to result in the sale of shares of the Fund; provided however, a portion of such amount paid to the Distributor, which portion shall be equal to or less than 0.25% annually of the average daily net assets of the Fund shares may be paid for reimbursing the costs of providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").

In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Underwriter, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

The fee received by the Underwriter under the early years of the Plans is not likely to reimburse the Underwriter for the total distribution expenses it will actually incur as a result of the Fund having fewer assets and the Underwriter incurring greater promotional expenses during the start-up phase. No amounts paid or payable by the Fund under the Plan for Class A Shares may be used to pay for, or reimburse payment for, sales or promotional services or activities unless such payment or reimbursement takes place prior to the earliest of (a) the last day of the one year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one year period commencing on the last day of the calendar quarter during which payment for the services or activity was made by a third party on behalf of the Fund. The Class B Plan, however, does not limit the reimbursement of distribution related expenses to expenses incurred in specified time periods. If the Plans are terminated in accordance with their terms, the obligations of the Fund to make payments to the Underwriter pursuant to the Plans will cease and the Fund will not be required to make any payments past the date on which each Plan terminates.


For the fiscal year ended April 30, 1995, the Fund paid Rule 12b-1 Fees in the amount of $448,736, of which the principal underwriter received $0 and unaffiliated broker-dealers received 448,736. The Rule 12b-1 payments to the principal underwriter for the fiscal year ended April 30, 1995 were used for compensation of dealers.


On a quarterly basis, the Fund's Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons". The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the Fund.

The National Association of Securities Dealers (the "NASD"), recently approved certain amendments to the NASD's mutual fund maximum sales charge rule. The amendments would, under certain circumstances, regard distribution fees to be asset-based sales charges subject to NASD sales load limits. An amendment to the NASD's maximum sales charge rule may require the Trustees to amend the Plan.

TRUSTEES AND OFFICERS

The Trustees and Officers of the Fund and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each executive officer and Trustee is One American Row, Hartford, Connecticut, 06115. On September 1, 1994, the shareholders elected to fix the number of Trustees at ten and to elect such number of Trustees. On February 15, 1995, the Trustees voted to increase the number of Trustees from ten to eleven and to appoint Lowell P. Weicker, Jr. to fill the vacancy caused by the increase. The Trustees and executive officers are listed below:

                          Positions
                             Held
                           With the            Principal Occupations
Name and Address             Fund             During the Past 5 Years
-----------------------   ----------   ---------------------------------------
C. Duane Blinn             Trustee      Partner in the law firm of Day, Berry
  Day, Berry & Howard                   & Howard. Director/Trustee, Phoenix
  CityPlace                             Funds (1980-present).
  Hartford, CT 06103                    Director/Trustee, the National
                                        Affiliated Investment Companies
                                        (until 1993).

Robert Chesek              Trustee      Trustee/Director, Phoenix Funds
  49 Old Post Road                      (1981-present) and Chairman
  Wethersfield, CT                      (1989-1994). Director/Trustee, the
  06109                                 National Affiliated Investment
                                        Companies (until 1993). Vice
                                        President, Common Stock, Phoenix Home
                                        Life Mutual Insurance Company
                                        (1980-1994).

E. Virgil Conway           Trustee      Trustee/Director, Consolidated Edison
  9 Rittenhouse Road                    Company of New York, Inc.
  Bronxville, NY 10708                  (1970-present), Pace University
                                        (1978-present), Atlantic Mutual
                                        Insurance Company (1974-present), HRE
                                        Properties (1989-present), Greater
                                        New York Councils, Boy Scouts of
                                        America (1985-present), Union Pacific
                                        Corp. (1978-present), Atlantic
                                        Reinsurance Company (1986-present),
                                        Blackrock Fund for Fannie Mae
                                        Mortgage Securities (Advisory
                                        Director) (1989-present), Centennial
                                        Insurance Company, Josiah Macy, Jr.,
                                        Foundation, and The Harlem Youth
                                        Development Foundation. Board Member,
                                        Metropolitan Transportation Authority
                                        (1992-present). Chairman, Audit
                                        Committee of the City of New York
                                        (1981-present). Director/Trustee, the
                                        National Affiliated Investment
                                        Companies (until 1993).
                                        Director/Trustee, Phoenix Funds
                                        (1993-present). Accuhealth
                                        (1994-present), Trism, Inc.
                                        (1994-present), Director, Realty
                                        Foundation of New York (1972-present)
                                        and the New York Housing Partnership
                                        Development Corp. (1981-present).
                                        Advisory Director, Fund Directions
                                        (1993-present). Former Director, New
                                        York Chamber of Commerce and Industry
                                        (1974-1990).

Harry Dalzell-Payne        Trustee      Director/Trustee, Phoenix Funds
  330 East 39th Street                  (1983-present). Director, Farragut
  Apartment 29G                         Mortgage Co., Inc. (1991-1994).
  New York, NY 10022                    Director/Trustee, the National
                                        Affiliated Investment Companies
                                        (1983-1993). Consultant, The Levett
                                        Group Holding, Inc. (1989-1990).
                                        Independent real estate market
                                        consultant (1982-1990). Formerly a
                                        Major General of the British Army.

Leroy Keith, Jr.           Trustee      Chairman and Chief Executive Officer,
  Chairman and Chief                    Carson Products Company
  Executive Officer                     (1995-present). Director/Trustee,
  Carson Products                       Phoenix Funds (1980-present).
  Company                               Director, Equifax Corp.
  64 Ross Road                          (1991-present), and Keystone
  Savannah, GA 31405                    International Fund, Inc.
                                        (1989-present). Trustee, Keystone
                                        Liquid Trust, Keystone Tax Exempt
                                        Trust, Keystone Tax Free Fund, Master
                                        Reserves Tax Free Trust, and Master
                                        Reserves Trust. Director/Trustee, the
                                        National Affiliated Investment
                                        Companies (until 1993). Director,
                                        Blue Cross/Blue Shield (1989-1993)
                                        and First Union Bank of Georgia
                                        (1989-1993). President, Morehouse
                                        College (1987-1994). Chairman and
                                        Chief Executive Officer, Keith
                                        Ventures (1994-1995).


*Philip R. McLoughlin      Trustee      Director (1994-present) and Executive
                           and          Vice President, Investments
                           President    (1987-present), Phoenix Home Life
                                        Mutual Insurance Company. Director/
                                        Trustee and President, Phoenix Funds
                                        (1989-present). Director
                                        (1983-present) and Chairman
                                        (1995-present), Phoenix Investment
                                        Counsel, Inc. Director (1984-present)
                                        and President (1990-present),
                                        Phoenix Equity Planning Corporation.
                                        Director, Phoenix Realty Group, Inc.
                                        (1994-present), Phoenix Realty
                                        Advisors, Inc. (1987-present),
                                        Phoenix Realty Investors, Inc.
                                        (1994-present), Phoenix Realty
                                        Securities, Inc. (1994-present),
                                        Phoenix Founders, Inc.
                                        (1981-present), Phoenix Re
                                        Corporation (Delaware)
                                        (1985-present), Phoenix Re
                                        Corporation (New York) (1985-1992),
                                        World Trust Fund (1991-present).
                                        Director/Trustee, the National
                                        Affiliated Investment Companies
                                        (until 1993). Director, Chairman and
                                        Chief Executive Officer, National
                                        Securities & Research Corporation
                                        (1993-present) and Director and
                                        President, Phoenix Securities Group,
                                        Inc. (1993-present). Director
                                        (1992-present) and President, W.S.
                                        Griffith & Co., Inc. (1992-1994) and
                                        Director (1992-present) and President
                                        (1992-1994) Townsend Financial
                                        Advisers, Inc. (1992-present).
                                        Director and Vice President, PM
                                        Holdings, Inc. (1985-present).

James M. Oates             Trustee      Director/Trustee, Phoenix Funds
  Managing Director                     (1987-present). Director, Govett
  The Wydown Group                      Worldwide Opportunity Funds, Inc.
  50 Congress Street                    (1991-present) and Stifel Financial
  Suite 1000                            Corporation (1986-present).
  Boston, MA 02109                      Director/Trustee, the National
                                        Affiliated Investment Companies
                                        (until 1993). Director and President
                                        (1984-1994) and Chief Executive
                                        Officer (1986-1994), Neworld Bank.
                                        Director, Savings Bank Life Insurance
                                        Company (1988-1994).

Philip R. Reynolds         Trustee      Director/Trustee, Phoenix Funds
  43 Montclair Drive                    (1984-present). Director, Vestaur
  West Hartford, CT                     Securities, Inc. (1972-present).
  06107                                 Trustee and Treasurer, J. Walton
                                        Bissell Foundation, Inc.
                                        (1988-present). Director/Trustee, the
                                        National Affiliated Investment
                                        Companies (until 1993).

Herbert Roth, Jr.          Trustee      Director/Trustee, Phoenix Funds
  134 Lake Street                       (1980-present). Director, Boston
  P.O. Box 909                          Edison Company (1978-present),
  Sherborn, MA 01770                    Phoenix Home Life Mutual Insurance
                                        Company (1972-present), Landauer,
                                        Inc. (medical services)
                                        (1970-present), Tech Ops./Sevcon,
                                        Inc. (electronic controllers)
                                        (1987-present), Key Energy Group (oil
                                        rig service) (1988-1993), and Mark IV
                                        Industries (diversified manufacturer)
                                        (1985-present). Director/ Trustee,
                                        the National Affiliated Investment
                                        Companies (until 1993).

Richard E. Segerson        Trustee      Director/Trustee, Phoenix Funds,
  102 Valley Road                       (1993-present). Consultant, Tootal
  New Canaan, CT 06840                  Group (1989-1991). Vice President and
                                        General Manager, Coats & Clark, Inc.
                                        (previously Tootal American, Inc.)
                                        (1991-1993). Director/Trustee, the
                                        National Affiliated Investment
                                        Companies (1984-1993).

Lowell P. Weicker, Jr.     Trustee      Trustee/Director, the Phoenix Funds
  Dresing Lierman                       (1995-present).
  Weicker                               Chairman, Dresing, Lierman, Weicker
  6931 Arlington Road                   (1995-present). Governor of the
  Suite 501                             State of Connecticut (1991-1995).
  Bethesda, MD 20814                    President and Chief Executive
                                        Officer, Research! America
                                        (1989-1990).

Martin J. Gavin            Executive    Senior Vice President, Investment
                           Vice         Products, Phoenix Home Life Mutual
                           President    Insurance Company (1989-present).
                                        Director and Executive Vice
                                        President, Phoenix Equity Planning
                                        Corporation (1990-present). Director
                                        (1994-present) and Executive Vice
                                        President (1991-present), Phoenix
                                        Investment Counsel, Inc. Director and
                                        Executive Vice President, Phoenix
                                        Securities Group, Inc. (1993-present)
                                        and National Securities & Research
                                        Corporation (1993-present). Director
                                        (1993-present) and Executive Vice
                                        President (1993-1994), W.S. Griffith
                                        & Co., Inc. and Townsend Financial
                                        Advisers, Inc. Executive Vice
                                        President, Phoenix Asset Reserve
                                        (1993-present), Phoenix Income and
                                        Growth Fund (1993-present), Phoenix
                                        California Tax Exempt Bonds, Inc.
                                        (1993-present), Phoenix Equity
                                        Opportunities Fund (1993-present),
                                        Phoenix Multi-Sector Fixed Income
                                        Fund, Inc. (1993-present) and Phoenix
                                        Worldwide Opportunities Fund
                                        (1993-present). Director and Vice
                                        President, PM Holdings, Inc.
                                        (1994-present). Executive Vice
                                        President, National Affiliated
                                        Investment Companies (until 1993).

Michael E. Haylon          Executive    Senior Vice President, Securities
                           Vice         Investments, Phoenix Home Life Mutual
                           President    Insurance Company (1993-present).
                                        Executive Vice President, Phoenix
                                        Funds (1993-present). Director
                                        (1994-present) and President
                                        (1995-present), Executive Vice
                                        President (1994-1995), Vice President
                                        (1991-1994), Phoenix Investment
                                        Counsel, Inc. Director and Executive
                                        Vice President (1994-present), Vice
                                        President (1993-1994), National
                                        Securities & Research Corporation.
                                        Director, Phoenix Equity Planning
                                        Corporation (1995-present). Various
                                        other positions with Phoenix Home
                                        Life Mutual Insurance Company
                                        (1990-1993).


Michael K. Arends          Vice         Portfolio Manager, Phoenix Home Life
                           President    Mutual Insurance Company
                                        (1994-present). Vice President,
                                        Phoenix Series Fund, National
                                        Securities & Research Corporation and
                                        Phoenix Investment Counsel, Inc.
                                        (1994-present). Various other
                                        positions with Kemper Financial
                                        Services (1983-1994).

James M. Dolan             Vice         Vice President and Compliance Officer
  100 Bright Meadow        President    (1994-present), and Assistant
  Blvd.                                 Secretary (1981-present), Phoenix
  P.O. Box 2200                         Equity Planning Corporation. Vice
  Enfield, CT                           President, Phoenix Funds
  06083-2200                            (1989-present). Vice President
                                        (1991-present), Assistant Clerk and
                                        Assistant Secretary (1982-present),
                                        Phoenix Investment Counsel, Inc.,
                                        Vice President and Chief Compliance
                                        Officer (1994-present), Phoenix
                                        Realty Advisors, Inc. and Chief
                                        Compliance Officer (1995-present),
                                        Phoenix Realty Securities, Inc.
                                        Assistant Vice President (1993-1994),
                                        Vice President and Compliance
                                        Officer, Assistant Secretary,
                                        National Securities & Research
                                        Corporation (1994-present). Vice
                                        President, the National Affiliated
                                        Investment Companies (until 1993).
                                        Various other positions with Phoenix
                                        Equity Planning Corporation
                                        (1978-1994).


William R. Moyer           Vice         Vice President, Investment Products
  100 Bright Meadow        President    Finance, Phoenix Home Life Mutual
  Blvd.                                 Insurance Company (1990-present).
  P.O. Box 2200                         Senior Vice President, Finance
  Enfield, CT                           (1990-present), and Treasurer
  06083-2200                            (1994-present). Phoenix Equity
                                        Planning Corporation and Phoenix
                                        Investment Counsel, Inc. Vice
                                        President, Phoenix Funds
                                        (1990-present). Vice President, the
                                        National Affiliated Investment
                                        Companies (until 1993); Senior Vice
                                        President, Finance, Phoenix
                                        Securities Group, Inc.
                                        (1993-present). Senior Vice President
                                        (1993-present), and Treasurer
                                        (1994-present) National Securities &
                                        Research Corporation. Senior Vice
                                        President and Chief Financial Officer
                                        (1993-present) and Treasurer
                                        (1994-present), W.S. Griffith & Co.,
                                        Inc. and Townsend Financial Advisers,
                                        Inc. Senior Manager, Price Waterhouse
                                        (1983-1990).

William J. Newman          Vice         Chief Investment Strategist and
                           President    Managing Director, Phoenix Home Life
                                        Mutual Insurance Company
                                        (1995-present). Executive Vice
                                        President, Phoenix Investment
                                        Counsel, Inc. (1995-present). Chief
                                        Investment Strategist, Kidder,
                                        Peabody Co. Inc. (1993-1994).
                                        Managing Director, Equities, Bankers
                                        Trust (1991-1993) and McKay Shields
                                        (1988-1990).

Leonard J. Saltiel         Vice         Vice President, Investment
                           President    Operations, Phoenix Home Life Mutual
                                        Insurance Company (1994-present).
                                        Senior Vice President, Phoenix Equity
                                        Planning Corporation (1994-present).
                                        Vice President, Phoenix Funds
                                        (1994-present) and National
                                        Securities & Research Corporation.
                                        Various positions with Home Life
                                        Insurance Company and Phoenix Home
                                        Life Mutual Insurance Company
                                        (1987-1994).

G. Jeffrey Bohne           Secretary    Vice President and General Manager,
  101 Munson Street                     Phoenix Home Life Mutual Insurance
  Greenfield, MA 01301                  Co. (1993-present), Vice President,
                                        Transfer Agent Operations, Phoenix
                                        Equity Planning Corporation
                                        (1993-present). Secretary, the
                                        Phoenix Funds (1993-present). Clerk,
                                        Phoenix Total Return Fund, Inc.
                                        (1994-present) and Phoenix Investment
                                        Counsel, Inc. (1995-present). Vice
                                        President, Home Life of New York
                                        Insurance Company (1984-1992).

Nancy G. Curtiss           Treasurer    Second Vice President and Treasurer,
                                        Fund Accounting, Phoenix Home Life
                                        Mutual Insurance Company
                                        (1994-present). Treasurer, Phoenix
                                        Funds (1994-present). Vice President,
                                        Fund Accounting, Phoenix Equity
                                        Planning Corporation (1994-present).
                                        Various positions with Phoenix Home
                                        Life Mutual Insurance Company
                                        (1987-1994).

*Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.


For services rendered to the Fund for the fiscal year ended April 30, 1995, the Trustees received aggregate remuneration of $25,987. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $30,000 and a fee of $2,000 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $1,000 and $1,000 per joint Executive Committee meeting attended. For services to the Fund only, each Trustee who is not a full-time employee of the Adviser or any of its affiliates receives a retainer at the annual rate of $3,000 and a fee of $200 per meeting attended; each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $200 and a fee of $200 per Audit Committee meeting attended; each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $100 and a fee of $1,000 per Nominating Committee meeting attended, and each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $100 and $1,000 per joint Executive Committee meeting attended. The foregoing fees are exclusive of reimbursement of expenses incurred in connection with meeting attendance. Officers and interested Trustees of the Fund are compensated for their services by the Adviser and receive no compensation from the Fund.

For the Fund's last fiscal year, the Trustees and Advisory Board received the following compensation:

                                                                               Total
                                                                           Compensation
                                         Pension or        Estimated       From Fund and
                                         Retirement          Annual        Fund Complex
                         Aggregate        Benefits          Benefits        (10 Funds)
                       Compensation   Accrued as Part         Upon            Paid to
        Name             From Fund    of Fund Expenses     Retirement        Trustees
 --------------------   -----------   ----------------   --------------   ---------------
C. Duane Blinn            $2,000*                                             $50,000
Robert Chesek             $ 1,600                                             $40,000
E. Virgil Conway          $ 2,080                                             $52,000
Harry Dalzell-Payne       $ 1,680                                             $42,000
Leroy Keith, Jr.          $ 1,680           None              None            $42,000
Philip R. McLoughlin      $     0         for any           for any           $     0
                                      Trustee/Advisory   Trustee/Advisory
James M. Oates            $ 2,000       Board member      Board member        $50,000
Philip R. Reynolds        $ 1,680                                             $42,000
Herbert Roth, Jr.         $ 2,160*                                            $54,000
Richard E. Segerson       $ 2,000                                             $50,000
Lincoln W. Allan          $ 4,500                                             $27,000
Edward Palmer             $ 4,170                                             $25,000
Gerald W. Blakeley, Jr.   $ 4,500                                             $27,000


*This compensation (and the earnings thereon) was deferred pursuant to the Trustees' Deferred Compensation Plan.

On April 30, 1995, the Trustees and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.

                                ADVISORY BOARD


The Fund has an Advisory Board consisting of Messrs. Allan, Blakely and Palmer, former independent Trustees of the Fund. The Advisory Board, consisting of retired Trustees, provides advice and counsel to the current Trustees. They are scheduled to meet formally once in 1995 and to be available for informal consultations during 1995. The Fund pays each Advisory Board Member an annual stipend of $2,500 and a meeting fee of $2,000. The following sets forth each Advisory Board member's business affiliation for the past 5 years.


Lincoln W. Allan--Semi-Retired; Commercial real estate investor, Plum Realty, 101 South Sixth Avenue, Delray Beach, Florida. From 1988 to 1990, Mr. Allan was with Allmon & Tiernan, real estate investors. Mr. Allan is a former Director/Trustee of all of the National Affiliated Investment Companies.

Edward Palmer--President, Mill Neck Group, Inc., 339 Park Avenue, New York, NY 10043. Mr. Palmer is a Director of Devon Group, Inc. and Lanxide Corporation. Mr. Palmer is a former Director/ Trustee of all of the National Affiliated Investment Companies.

Gerald W. Blakeley, Jr.--Partner, Blakeley Investment Company, 60 State Street, Boston, Massachusetts 02109. Prior to 1990, Mr. Blakeley was the Managing Partner of Blakeley Maddox Investment Co. Mr. Blakeley is a Trustee Emeritus of First Mutual of Boston. Mr. Blakeley is a former Director/Trustee of the National Affiliated Companies.

                              OTHER INFORMATION

Custodian and Transfer Agent

State Street Bank and Trust Company ("State Street"), serves as custodian of the Fund's assets (the "Custodian"). The Custodian, and any sub-custodians, physically hold all securities and cash of the Fund.

Equity Planning acts as Transfer Agent for the Fund (the "Transfer Agent"). In connection with its furnishing shareholder services as Transfer Agent, Equity Planning receives a fee equivalent to $14.95 for each designated shareholder account. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by the Transfer Agent. State Street serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement effective as of June 1, 1994.

Report to Shareholders

The fiscal year of the Fund ends on April 30th. The Fund will send financial statements to its shareholders at least semi-annually. An annual report, containing financial statements, audited by independent accountants, will be sent to shareholders each year, and is available without charge upon request.

Financial Statements

The Financial Statements for the fiscal year ended April 30, 1995 appearing in the Fund's 1995 Annual Report to Shareholders, are incorporated herein by reference.

Independent Accountant

Price Waterhouse LLP serves as independent accountants for the Fund (the "Accountants"). The Accountants audit the annual financial statements and express their opinion on them.

PHOENIX EQUITY OPPORTUNITIES FUND

MARKET AND PORTFOLIO REVIEW

Investment Environment

Within the 12-month period ended April 30, 1995, the investment climate changed dramatically. After disappointing investors for most of 1994 -- a year which saw the Federal Reserve Board repeatedly hike short-term interest rates to slow the economy and ward off inflation -- both stocks and bonds made an exceptionally strong recovery in the first four months of 1995.

This rebound stemmed from a growing optimism among investors that the Fed applied the right amount of pressure on the economy, without serious disruption to the business cycle. Whether the Fed has successfully achieved this balance, the so-called "soft landing," remains to be seen. Nevertheless, signs of moderating growth and relatively subdued inflation over the early months of 1995 have helped create a very positive environment for U.S. financial markets.

Portfolio Review

The Fund posted a solidly positive gain during this reporting period, but fell short of the stock market's performance. For the 12 months ended April 30, 1995, Class A shares produced a total return of 9.16%. According to the Standard & Poor's 500 Composite Stock Index (S&P 500), an unmanaged, commonly used measure of stock performance, the market returned 17.48% over the same period. These figures assume reinvestment of any distributions but exclude the effect of sales charges.

Over this reporting period, the portfolio was helped by a healthy exposure to holdings in technology (Intel, Glenayre, Scientific Atlanta), health care (Amgen, St. Jude Medical) and financial services (Dean Witter, Discover, MGIC Investments). Factors that created a negative pull on performance were the lower exposure to the rebounding energy sector early in the year and a modest exposure to the weakening retail group.

Outlook

As noted in our last report, the Fund now stresses growth stocks exclusively and no longer seeks generation of current income. We do, however, maintain our focus on companies showing strong unit-volume trends, pricing flexibility, rising profitability and the potential for superior earnings growth. As a result, we expect to emphasize the entertainment, financial services, health care and technology industries in the coming months.

We will be watching the health care and technology group closely given rising valuations and the exceptionally strong stock market gains since yearend. While some of the largest and most stable companies have been the beneficiaries of renewed investor interest during the early months of 1995, we expect small and mid-capitalization companies to begin a period of outperformance, particularly if the U.S. dollar stabilizes. Near-term we are likely to see some market corrections, but our outlook remains positive.

[Tabular representation of line chart]

                                                     Phoenix Equiity
                                                      Opportunities
Period                            S&P 500              Fund-Class A
4/30/85                           $10,000                $ 9,525
4/30/86                           $13,618                $13,036
4/30/87                           $17,232                $14,460
4/30/88                           $16,123                $14,211
4/30/89                           $19,795                $17,127
4/30/90                           $21,862                $18,340
4/30/91                           $25,702                $20,570
4/30/92                           $29,314                $22,688
4/30/93                           $32,015                $26,432
4/30/94                           $33,720                $27,750
4/30/95                           $39,594                $30,293

This chart assumes an initial gross investment of $10,000 made on 4/30/85 for Class A shares. Total returns for Class A shares reflect the maximum sales charge of 4.75% on the initial investment and assume reinvestment of dividends and capital gains. The total return of 3.69% (since inception 7/19/94) for Class B shares reflects the 5% contingent deferred sales charge
(CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Performance of Class A and B share performance is net of 0.25% and 1.0% distribution fee, respectively. Returns indicate past performance, which is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

INVESTMENTS AT APRIL 30, 1995

                                               SHARES          VALUE
COMMON STOCKS--99.2%
Advertising--1.9%
 Interpublic Group Companies, Inc.             90,000       $  3,420,000

Airlines--6.7%
 AMR Corp. (b)                                100,000          6,737,500
 UAL Corp.                                     45,000          5,400,000
                                                              12,137,500
Building & Materials--1.4%
 Continental Homes Holding Corp.              225,000          2,587,500

Computer Software & Services--10.2%
 Adobe Systems, Inc.                           60,000          3,495,000
 Ceridian Corp. (b)                           125,000          4,312,500
 Cirrus Logic, Inc. (b)                        50,000          2,490,600
 Expert Software, Inc.                         15,000            221,250
 HBO & Co.                                     90,000          4,117,500
 Microsoft Corp. (b)                           25,000          2,043,750
 Oak Technology, Inc. (b)                      60,000          1,657,500
                                                              18,338,100
Diversified Financial Services--2.8%
 Dean Witter Discover & Co.                    45,000          1,906,875
 MGIC Investment Corp.                         75,000          3,178,125
                                                               5,085,000
Electronics--7.2%
 Amphenol Corp. Class A (b)                   150,000          4,200,000
 Intel Corp.                                   60,000          6,142,500
 VLSI Technology, Inc. (b)                    125,000          2,664,063
                                                              13,006,563
Entertainment, Leisure & Gaming--2.9%
 Gaylord Entertainment Co. Class A            100,000          2,362,500
 Viacom, Inc. Class A (b)                      60,000          2,812,500
                                                               5,175,000
Food--3.3%
 CPC International, Inc.                      100,000          5,862,500

Healthcare--Drugs--2.8%
 Amgen Inc. (b)                                70,000          5,088,125

Hospital Management & Services--5.4%
 Columbia/HCA Healthcare Corp.                 70,000          2,940,000
 Mariner Health Group, Inc. (b)                70,000          1,023,750
 PhyCor, Inc. (b)                             130,000          4,127,500
 Vivra, Inc. (b)                               51,000          1,638,375
                                                               9,729,625
Insurance--2.1%
 AFLAC, Inc.                                   90,000          3,712,500

Lodging & Restaurants--2.1%
 Boston Chicken, Inc. (b)                     191,000          3,796,125

Medical Products & Supplies--10.1%
 Boston Scientific Corp. (b)                  125,000          3,406,250
 Cerner Corp. (b)                              50,000          2,656,250
 Medtronic, Inc.                               70,000          5,206,250
 St. Jude Medical, Inc.                       160,000          6,880,000
                                                              18,148,750
Miscellaneous--3.2%
 Eastman Kodak Co.                             40,000          2,300,000
 Service Corp International                   125,000          3,531,250
                                                               5,831,250
Natural Gas--2.3%
 Apache Corp.                                 150,000          4,050,000

Oil Service & Equipment--2.1%
 Schlumberger Ltd.                             60,000          3,772,500

Paper & Forest Products--2.5%
 Champion International Corp.                 100,000          4,400,000

Publishing, Broadcasting, Printing & Cable--7.3%
 Capital Cities/ABC, Inc.                      25,000          2,112,500
 Clear Channels Communication, Inc. (b)        50,000          2,812,500
 Lin Television Corporation                   100,000          3,600,000
 New World Communications Group, Inc.          75,000          1,265,625
 Scholastic Corp. (b)                          60,000          3,360,000
                                                              13,150,625
Retail--4.4%
 Corporate Express (b)                         80,000          2,260,000
 OfficeMax, Inc. (b)                           50,000          1,281,250
 Staples, Inc. (b)                            100,000          2,412,500
 Tandy Corp.                                   40,000          1,980,000
                                                               7,933,750
Retail--Drug--2.1%
 American Home Products Corp.                  50,000          3,856,250

Retail--Food--2.5%
 Safeway, Inc. (b)                            120,000          4,500,000

Telecommunications Equipment--10.8%
 California Microwave, Inc. (b)                90,000          2,801,250
 General Instrument Corp. (b)                  60,000          2,047,500
 Glenayre Technologies, Inc. (b)               90,000          5,535,000
 Picturetel Corp. (b)                          70,000          2,983,750
 Scientific-Atlanta, Inc.                     250,000          5,687,500
 VTEL Corp.                                    50,000            481,250
                                                              19,536,250

                      See Notes to Financial Statements

                                   SHARES         VALUE

Textile & Apparel--3.1%
 Nine West Group, Inc. (b)        100,000      $  3,250,000
 Tommy Hilfiger Corp. (b)         100,000         2,300,000

                                                  5,550,000

TOTAL COMMON STOCKS
 (Identified cost $169,125,055)                 178,667,913


                                   STANDARD
                                   & POOR'S         PAR
                                    RATING         VALUE
                                 (Unaudited)       (000)           VALUE

SHORT-TERM OBLIGATIONS--3.8%
Commercial Paper--3.8%
 Anheuser-Busch Cos., Inc.
 5.90%, 5/1/95                      A-1+          $ 6,850       $  6,850,000

TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $6,850,000)                                      6,850,000

TOTAL INVESTMENTS--103.0%
 (Identified cost $175,975,055)                                  185,517,913(a)
 Cash and receivables, less liabilities--(3.0%)                   (5,326,753)

NET ASSETS--100.0%                                              $180,191,160

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $11,834,110 and gross depreciation of $2,599,645 for income tax purposes. At April 30, 1995, the aggregate cost of securities for federal income tax purposes was $176,283,448.
(b) Non-income producing.

                      See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES
                                APRIL 30, 1995

Assets
Investment securities at value
  (Identified cost $175,975,055)                            $185,517,913
Receivables
 Fund shares sold                                                 17,025
 Investment securities sold                                   31,768,172
 Interest and dividends                                           41,550
  Total assets                                               217,344,660

Liabilities
Payables
 Custodian                                                        76,338
 Investment securities purchased                              36,572,509
 Fund shares repurchased                                         302,602
 Investment advisory fee                                         101,440
 Distribution fee                                                 37,037
 Transfer agent fee                                               34,137
 Trustees' fee                                                     4,437
 Financial agent fee                                               4,407
 Accrued expenses                                                 20,593
  Total liabilities                                           37,153,500
Net Assets                                                  $180,191,160

Net Assets Consist of:
Capital paid in on shares of beneficial interest            $166,019,135
Accumulated net realized gains                                 4,629,167
Net unrealized appreciation                                    9,542,858
Net Assets                                                  $180,191,160

Class A
Shares of beneficial interest outstanding, $.0001
 par  value, unlimited authorization (Net Assets
 $179,665,902)                                                24,290,212

Net asset value per share                                          $7.40
Offering price per share
  $7.40/(1-4.75%)                                                  $7.77

Class B)
Shares of beneficial interest outstanding, $.0001
 par  value, unlimited authorization (Net Assets
 $525,258)                                                        71,052

Net asset value and offering price per share                       $7.39

                           STATEMENT OF OPERATIONS
                          YEAR ENDED APRIL 30, 1995

Investment Income
Dividends                                               $ 2,252,996
Interest                                                  1,188,253
  Total investment income                                 3,441,249

Expenses
Investment advisory fee                                   1,252,747
Distribution fee--Class A                                   446,968
Distribution fee--Class B                                     1,768
Financial agent fee                                          53,689
Transfer agent                                              301,123
Printing                                                     84,292
Registration                                                 65,328
Professional                                                 50,723
Custodian                                                    48,107
Trustees                                                     25,987
Miscellaneous                                                37,092
  Total expenses                                          2,367,824
Net investment income                                     1,073,425

Net Realized and Unrealized Gain (loss) on
  Investments
Net realized gain on securities                           5,669,925
Net realized loss on foreign currency transactions          (93,372)
Net unrealized appreciation on investments                8,679,660

Net gain on investments                                  14,256,213

Net increase in net assets resulting from
  operations                                            $15,329,638

                      See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                       Year             Year
                                                                                                      Ended            Ended
                                                                                                  April 30, 1995   April 30, 1994

From Operations
 Net investment income                                                                             $  1,073,425     $  1,209,839
 Net realized gain                                                                                    5,576,553       61,831,598
 Net unrealized appreciation (depreciation)                                                           8,679,660      (50,901,491)
 Increase in net assets resulting from operations                                                    15,329,638       12,139,946

From Distributions to Shareholders
 Net investment income--Class A                                                                      (1,177,310)      (1,136,352)
 Net realized gains--Class A                                                                        (11,595,466)     (60,740,690)
 Net realized gains--Class B                                                                            (15,203)              --
 Decrease in net assets from distributions to shareholders                                          (12,787,979)     (61,877,042)

From Share Transactions
Class A
 Proceeds from sales of shares (6,338,878 and 1,216,608 shares, respectively)                        46,125,947        9,535,239
 Net asset value of shares issued from reinvestment of distributions (1,311,412 and 5,712,094
  shares, respectively)                                                                               8,942,271       43,916,337
 Cost of shares repurchased (8,806,706 and 3,833,959 shares, respectively)                          (63,971,908)     (33,247,860)
Total                                                                                                (8,903,690)      20,203,716

Class B
 Proceeds from sales of shares (115,217 and 0 shares, respectively)                                     831,977               --
 Net asset value of shares issued from reinvestment of distributions (2,209 and 0 shares,
  respectively)                                                                                          15,023               --
 Cost of shares repurchased (46,374 and 0 shares, respectively)                                        (330,625)              --
Total                                                                                                   516,375               --
 (Decrease) increase in net assets from share transactions                                           (8,387,315)      20,203,716
Net decrease in net assets                                                                           (5,845,656)     (29,533,380)
Net Assets
 Beginning of period                                                                                186,036,816      215,570,196
 End of period (including undistributed net investment income of $0 and $186,874,
  respectively)                                                                                    $180,191,160     $186,036,816

                      See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                          Class A                                    Class B
                                                                                                                       From
                                                                                                                    inception
                                                                   Year Ended April 30,                             7/19/94 to
                                               1995          1994          1993          1992          1991          4/30/95
Net asset value, beginning of period           $7.31         $9.64         $8.59         $8.36         $7.61           $7.28
Income from investment operations
 Net investment income                          0.04          0.05          0.06          0.11          0.17            0.00
 Net realized and unrealized gains              0.58          0.57          1.34          0.71          0.74            0.59

  Total from investment operations              0.62          0.62          1.40          0.82          0.91            0.59

Less distributions
 Dividends from net investment income          (0.05)        (0.05)        (0.06)        (0.12)        (0.16)             --
 Distributions from net realized gains         (0.48)        (2.90)        (0.29)        (0.47)           --           (0.48)

  Total distributions                          (0.53)        (2.95)        (0.35)        (0.59)        (0.16)          (0.48)

Change in net asset value                       0.09         (2.33)         1.05          0.23          0.75            0.11

Net asset value, end of period                 $7.40         $7.31         $9.64         $8.59         $8.36           $7.39
Total return((1))                               9.16%         4.99%        16.50%        10.30%        12.16%           8.69%((3))
Ratios/supplemental data:
Net assets, end of period (thousands)       $179,666      $186,037      $215,570      $204,792      $213,147            $525
Ratio of average net assets of:
 Expenses                                       1.32%         1.26%         1.35%         1.36%         1.41%           2.15%((2))
 Net investment income (loss)                   0.60%         0.57%         0.67%         1.29%         2.19%          (0.06)%((2))
Portfolio turnover                               358%          167%           31%           73%           95%            358%

((1)) Maximum sales charge is not reflected in total return calculation. ((2)) Annualized
((3)) Not annualized

                      See Notes to Financial Statements

PHOENIX EQUITY OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Phoenix Equity Opportunities Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

A. Security valuation:

Securities listed or traded on a national securities exchange are valued at the last sale price, or if there had been no sale of the security on that day, at the mean between the last bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices; and if no active market exists, at the bid price. Short-term investments having a remaining maturity of less than sixty days are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. Security transactions and related income:

Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Realized gains and losses are determined on the identified cost basis.

C. Income taxes:

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Foreign currency translation:

Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the date of settlement. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction, is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

As compensation for its services to the Fund, the Investment Adviser, National Securities and Research Corporation, an indirect wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.70% of the average daily net assets of the Fund for the first $1 billion.

As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect wholly-owned subsidiary of PHL, has advised the Fund that it received selling commissions of $2,603 for Class A shares and deferred sales charges of $7,189 for Class B shares for the year ended April 30, 1995. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an

PHOENIX EQUITY OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended April 30, 1995, none was earned by the Distributor and $448,736 was earned by unaffiliated participants.

As Financial Agent of the Fund, PEPCO receives a fee at an annual rate of 0.03% of the average daily net assets of the Fund for bookkeeping, administration and pricing services. Effective June 1, 1994, PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. Prior to that date, State Street was the Transfer Agent. For the year ended April 30, 1995, transfer agent fees were $301,123 of which PEPCO retained $113,609 which is net of the fees paid to State Street.

At April 30, 1995, PHL and affiliates held 99 Class A shares and 14,995 Class B shares of the Fund with a combined value of $111,549.

3. PURCHASE AND SALE OF SECURITIES

Purchases and sales of securities, excluding short-term securities, for the year ended April 30, 1995, aggregated $604,461,233 and $593,662,180, respectively. There were no purchases or sales of long-term U.S. Government securities.

4. RECLASS OF CAPITAL ACCOUNTS

In accordance with recently approved accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of April 30, 1995, the Fund has decreased undistributed net investment income by $82,989, increased accumulated net realized gains by $93,372 and decreased capital paid in on shares of beneficial interest by $10,383.

5. CAPITAL LOSS CARRYOVERS

Under current tax law, capital losses realized after October 31, 1994 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended April 30, 1995, the Fund elected to defer $317,988 in losses occurring between November 1, 1994 and April 30, 1995.

TAX INFORMATION NOTICE (Unaudited)

For federal income tax purposes, 100% of the income dividends paid by the Fund qualify for the dividends received deduction of corporate shareholders.

This report is authorized for use by other than shareholders only when accompanied or preceded by the delivery of a current prospectus showing the sales charge and other material information.

REPORT OF INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP                                [logo of Price Waterhouse]

To the Trustees and Shareholders of
Phoenix Equity Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Equity Opportunities Fund (the "Fund") at April 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1995 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

[signature of Price Waterhouse LLP]

Boston, Massachusetts
June 12, 1995

Phoenix Equity Opportunities Fund

101 Munson Street
Greenfield, Massachusetts 01301

Trustees

C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Leroy Keith, Jr.
Philip R. McLoughlin
James M. Oates
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers

Philip R. McLoughlin, President
Martin J. Gavin, Executive Vice President
Michael K. Arends, Vice President
James M. Dolan, Vice President
William R. Moyer, Vice President
Robert J. Milnamow, Vice President
William J. Newman, Vice President
Leonard J. Saltiel, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Adviser

National Securities & Research Corporation
One American Row
Hartford, Connecticut 06115-2520

Principal Underwriter

Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Transfer Agent

Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Legal Counsel

Dechert, Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005-1208

Independent Accountants

Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

[THIS PAGE INTENTIONALLY LEFT BLANK]

Phoenix Funds
Phoenix Equity
Opportunities Fund
Annual Report
April 30, 1995

[picture of antique currency]

[double diamond Phoenix logo] Phoenix Investments


Phoenix Equity Opportunities Fund
P.O. Box 2200
Enfield, CT 06083-2200

[Phoenix double diamond logo] Phoenix Investments

[indicia]

Bulk Rate Mail
U.S. Postage
PAID
Springfield, MA
Permit No. 444

PEP 744 (6/95)

                      PHOENIX STRATEGIC EQUITY SERIES FUND

                          PART C--OTHER INFORMATION

Item 24. Financial Statements and Exhibits


(a) Financial Statements:
  Included in Part A: Financial Highlights
  Included in Part B: Financial Statements and Notes thereto, and Report of Independent Accountants are included in the Annual Report to Shareholders for the year ended April 30, 1995, incorporated by reference.

(b) Exhibits:
1.1 Declaration of Trust of the Registrant, previously filed, and herein incorporated by reference.
1.2 Amendment to Declaration of Trust of the Registrant creating additional classes and dual distribution system, filed with Post-Effective Amendment No. 9 on July 19, 1994.
1.3 Amendment to Declaration of Trust of the Registrant, changing name of the Trust and establishing additional Series of the Trust.*
2.1 By-laws of the Registrant, previously filed, and herein incorporated by reference.
3.     Not Applicable.
4.1 Reference is hereby made to Article VI of Registrant's Declaration of Trust referenced in Exhibit 1 above.
5.1 Management Agreement between Registrant and National Securities & Research Corporation dated January 1, 1994, previously filed, and herein incorporated by reference.
5.2    Management Agreement between Registrant and Phoenix Investment
       Counsel, Inc.*
6.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("Equity Planning") dated May 14, 1993, previously filed, and herein incorporated by reference.
6.2 Form of Underwriting Agreement for Class B Shares between Registrant and Equity Planning, previously filed, and incorporated herein by reference.
7.     None.
8. Custodian Contract between Registrant and State Street Bank and Trust Company dated October 14, 1993, previously filed, and incorporated herein by reference.
9.1 Transfer Agency and Service Agreement between Registrant and Equity Planning dated June 1, 1994, previously filed, and herein incorporated by reference.
9.2 Form of Sales Agreement, previously filed, and herein incorporated by reference.
10.    Opinion as to legality of the shares.*
11.    Consent of Independent Accountant.*
12.    Not applicable.
13.    None.
14.    None.
15.1 Distribution Plan dated May 14, 1993, previously filed, and herein incorporated by reference.
15.2 Form of Distribution Plan for Class B Shares, previously filed, and herein incorporated by reference.
16. Schedule for computation of yield and effective yield quotations filed previously.
17.    Financial Data Schedule filed herewith and reflected on EDGAR as
       Exhibit 27.*
18. Powers of attorney filed with Post-Effective Amendments No. 8, 10 and 11, filed on May 4, 1994, October 14, 1994 and July 20, 1995, respectively.


*Filed herewith.

Item 25. Persons Controlled by or Under Common Control With Registrant

No person is controlled by, or under common control, with the Registrant.

Item 26. Number of Holders of Securities


As of August 31, 1995, the number of record holders of each class of securities of the Registrant was as follows:

                                                                Number of
Title of Class                                               Record-holders
-----------------------------------------------------------   -------------
Shares of Beneficial Interest--Class A
  (Equity Opportunities)                                         12,408
Shares of Beneficial Interest--Class B
  (Equity Opportunities)                                             75
Shares of Beneficial Interest--Class A (Theme)                        0
Shares of Beneficial Interest--Class B (Theme)                        0
Shares of Beneficial Interest--Class A (Small Cap Growth)             0
Shares of Beneficial Interest--Class B (Small Cap Growth)             0


Item 27. Indemnification

Registrant's indemnification provision is set forth in Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on June 30, 1993, and is incorporated herein by reference.

Item 28. Business and Other Connections of Investment Advisers


See "Management of the Fund" in the Prospectus and "Services of the Advisers" and "Trustees and Officers" in the Statement of Additional Information which is included in this Post-Effective Amendment.


There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of National Securities & Research Corporation is, or at any time during the past two years has been engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.


Name and Position
with National
Securities & Research
Corporation               Other Business, Profession, Vocation or Employment
---------------------  ------------------------------------------------------
Robert W. Fiondella      Chairman of the Board, President and Chief Executive
  Director               Officer, Phoenix Home Life Mutual Insurance Company.
                         Director, Phoenix Equity Planning Corporation,
                         Phoenix Investment Counsel, Inc. Phoenix Securities
                         Group, Inc., Phoenix Realty Advisors, Inc., Phoenix
                         Realty Investors, Inc., Phoenix Realty Securities,
                         Inc., Phoenix Realty Group, Inc., and Townsend
                         Financial Advisers, Inc. Director and President of
                         PM Holdings, Inc.

Martin J. Gavin          Senior Vice President, Investment Products, Phoenix
  Director and           Home Life Mutual Insurance Company. Executive Vice
  Executive              President and Director, Phoenix Investment Counsel,
  Vice President         Inc., Phoenix Securities Group, Inc., and Phoenix
                         Equity Planning Corporation. Director, W.S. Griffith
                         & Co., Inc., and Townsend Financial Advisers, Inc.
                         Director and Vice President, PM Holdings, Inc.
                         Executive Vice President, Phoenix Asset Reserve,
                         Phoenix Income and Growth Fund, Phoenix Multi-Sector
                         Fixed Income Fund, Inc., Phoenix Worldwide
                         Opportunities Fund, and Phoenix California Tax
                         Exempt Bonds, Inc.

Michael E. Haylon        Senior Vice President, Securities Investments,
  Director and           Phoenix Home Life Mutual Insurance Company. Vice
  Executive              President, Phoenix Series Fund, The Phoenix Edge
  Vice President         Series Fund and Phoenix Multi-Sector Fixed Income
                         Fund. Director and President, Phoenix Investment
                         Counsel, Inc.

Philip R. McLoughlin     Director and Executive Vice President, Investments,
  Director, Chairman     Phoenix Home Life Mutual Insurance Company. Director
  and Chief Executive    and President, Phoenix Equity Planning Corporation.
  Officer                Director and Chairman, Phoenix Investment Counsel,
                         Inc., Director, Phoenix Realty Group, Inc., Phoenix
                         Realty Advisors, Inc., Phoenix Realty Investors,
                         Inc., Phoenix Realty Securities, Inc., Phoenix
                         Founders, Inc., Phoenix Re Corporation (New York),
                         Phoenix Re Corporation (Delaware), and World Trust
                         Fund; Director and Vice President, PM Holdings, Inc.
                         Director/Trustee/President of the Phoenix Funds;
                         President and Director of Phoenix Securities Group,
                         Inc. Director, W.S. Griffith & Co., Inc. and
                         Townsend Financial Advisers, Inc.

Charles J. Paydos        Executive Vice President and Director, Phoenix Home
  Director               Life Mutual Insurance Company. Director, Phoenix
                         Equity Planning Corporation, Phoenix Securities
                         Group, Inc., Phoenix Realty Securities, Inc.,
                         Phoenix Realty Group, Inc., W.S. Griffith & Co.,
                         Inc., and Townsend Financial Advisers, Inc. Director and Vice President, PM Holdings, Inc.

Richard C. Shaw          Senior Vice President, International and Corporate
  Director               Development, Phoenix Home Life Mutual Insurance
                         Company. Chairman, American Phoenix Corporation.
                         Director, President and Chief Executive Officer,
                         Worldwide Phoenix Offshore, Inc. Director, American
                         Phoenix Investment Portfolios. Director and Senior
                         Vice President, Phoenix Investment Counsel, Inc.
                         Executive Vice President, Offshore Investment Funds,
                         Phoenix Investments Funds.

Patricia A. Bannan       Vice President, Common Stock, Phoenix Home Life
  Executive Vice         Mutual Insurance Company. Vice President, Phoenix
  President              Series Fund and The Phoenix Edge Series Fund. Vice
                         President, Phoenix Investment Counsel, Inc.
                         Executive Vice President, National Securities &
                         Research Corporation.

William R. Moyer         Vice President, Investment Products Finance, Phoenix
  Senior Vice            Home Life Mutual Life Insurance Company. Senior Vice
  President,             President, Finance, and Treasurer, Phoenix Equity
  Finance, and           Planning Corporation and Phoenix Investment Counsel,
  Treasurer              Inc. Vice President, the Phoenix Funds. Senior Vice
                         President, Finance, Phoenix Securities Group, Inc.,
                         Senior Vice President, Chief Financial Officer, and
                         Treasurer, W.S. Griffith & Co., Inc. and Townsend
                         Financial Advisers, Inc.

Michael K. Arends        Portfolio Manager, Phoenix Home Life Mutual
  Vice President         Insurance Company. Vice President, Phoenix Series
                         Fund, National Securities & Research Corporation and
                         Phoenix Investment Counsel, Inc. Various other positions with Kemper Financial Services.

Curtiss O. Barrows       Portfolio Manager, Public Bonds, Phoenix Home Life
  Vice President         Mutual Insurance Company. Vice President, Phoenix
                         Series Fund, The Phoenix Edge Series Fund, and
                         Phoenix Investment Counsel, Inc.

James M. Dolan           Assistant Vice President Compliance, Phoenix Home
  Vice President and     Life Mutual Insurance Company. Vice President and
  Compliance Officer;    Compliance Officer; Assistant Secretary, Phoenix
  Assistant Secretary    Equity Planning Corporation. Vice President, Phoenix
                         Funds. Vice President, Assistant Clerk and Assistant
                         Secretary, Phoenix Investment Counsel, Inc. Vice
                         President and Chief Compliance Officer, Phoenix
                         Realty Advisors, Inc. and Chief Compliance Officer,
                         Phoenix Realty Securities, Inc.

Jeanne H. Dorey          Portfolio Manager, International, Phoenix Home Life
  Vice President         Mutual Insurance Company. Vice President, The
                         Phoenix Edge Series Fund, Phoenix Multi-Portfolio
                         Fund, Phoenix Investment Counsel, Inc. and Phoenix
                         Worldwide Opportunities Fund.

Christopher J.           Portfolio Manager, Public Bonds, Phoenix Home Life
  Kelleher               Mutual Insurance Company. Vice President, Phoenix
  Vice President         Series Fund, The Phoenix Edge Series Fund and
                         Phoenix Investment Counsel, Inc.

Thomas S. Melvin, Jr.    Portfolio Manager, Common Stock, Phoenix Home Life
  Vice President         Mutual Insurance Company. Vice President, Phoenix
                         Investment Counsel, Inc. and Phoenix Multi-Portfolio
                         Fund.

Amy L. Robinson          Managing Director, Securities Administration,
  Vice President         Phoenix Home Life Mutual Insurance Company. Vice
                         President, The Phoenix Edge Series Fund, Phoenix
                         Series Fund, and Phoenix Investment Counsel, Inc.

Leonard J. Saltiel       Vice President, Investment Operations, Phoenix Home
  Vice President         Life Mutual Insurance Company. Senior Vice
                         President, Phoenix Equity Planning Corporation. Vice
                         President, Phoenix Funds.

Elizabeth R.
  Sadowinski
  Vice President,
  Field
  and Investors          Vice President, Field and Investor Services, Phoenix
  Services               Equity Planning Corporation.

Dorothy J. Skaret        Director, Public Fixed Income, Phoenix Home Life
  Vice President         Mutual Life Insurance Company. Vice President,
                         Phoenix Series Fund, The Phoenix Edge Series Fund,
                         Phoenix Investment Counsel, Inc. and Phoenix Realty
                         Securities, Inc.

James D. Wehr            Managing Director, Public Fixed Income, Phoenix Home
  Vice President         Life Mutual Insurance Company. Vice President,
                         Phoenix Series Fund, The Phoenix Edge Series Fund,
                         Phoenix Multi-Portfolio Fund, Phoenix Investment
                         Counsel, Inc., and Phoenix California Tax-Exempt
                         Bonds, Inc.

John T. Wilson           Portfolio Manager, Common Stock, Phoenix Home Life
  Vice President         Mutual Insurance Company. Vice President, Phoenix
                         Multi-Portfolio Fund, The Phoenix Edge Series Fund,
                         Phoenix Worldwide Opportunities Fund and National
                         Securities & Research Corporation.

Eugene A. Charon         Controller, Phoenix Equity Planning Corporation and
  Controller             Phoenix Investment Counsel, Inc.

Patricia O.              Counsel, Phoenix Home Life Mutual Insurance Company.
  McLaughlin             Secretary and Assistant Clerk, Phoenix Investment
  Secretary              Counsel, Inc. Assistant Secretary, the Phoenix
                         Funds, Phoenix Securities Group, Inc., Phoenix
                         Equity Planning Corporation, and Phoenix Realty
                         Securities, Inc. Secretary, W.S. Griffith & Co.,
                         Inc. and Townsend Financial Advisers, Inc.


There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of Phoenix Investment Counsel, Inc. is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.


Name and Position
with
Phoenix Investment
Counsel, Inc.                       Business and other connections
---------------------  ------------------------------------------------------
Robert W. Fiondella      Chairman, President and Chief Executive Officer,
  Director               Phoenix Home Life Mutual Insurance Company.
                         President, PM Holdings, Inc. Director, Phoenix
                         Equity Planning Corporation, Phoenix Securities
                         Group, Inc., National Securities & Research
                         Corporation, PM Holdings, Inc., Townsend Financial
                         Advisers, Inc., Phoenix Realty Advisors, Inc.,
                         Phoenix Realty Investors, Inc., Phoenix Realty
                         Securities, Inc. and Phoenix Realty Group, Inc.


Martin J. Gavin          Senior Vice President, Investment Products, Phoenix
  Director and           Home Life Mutual Insurance Company. Director and
  Executive Vice         Executive Vice President, Phoenix Equity Planning
  President              Corporation, Phoenix Securities Group, Inc., and
                         National Securities & Research Corporation.
                         Director, W.S. Griffith & Co., Inc. and Townsend
                         Financial Advisers, Inc. Director and Vice
                         President, PM Holdings, Inc. Executive Vice
                         President, Phoenix Asset Reserve, Phoenix California
                         Tax-Exempt Bonds, Inc., Phoenix Equity Opportunities
                         Fund, Phoenix Income and Growth Fund, Phoenix
                         Multi-Sector Fixed Income Fund, Inc., and Phoenix
                         Worldwide Opportunities Fund.


Michael E. Haylon        Senior Vice President, Securities Investments,
  Director and           Phoenix Home Life Mutual Insurance Company. Vice
  President              President, Phoenix Series Fund, The Phoenix Edge
                         Series Fund, and Phoenix Multi-Sector Fixed Income
                         Fund, Inc. Director and Executive Vice President,
                         National Securities & Research Corporation.

Philip R. McLoughlin     Executive Vice President, Investments, and Director
  Director and           Phoenix Home Life Mutual Insurance Company.
  Chairman               Director/Trustee of the Phoenix Funds. Director and
                         President, Phoenix Equity Planning Corporation, and
                         Phoenix Securities Group, Inc. Director, Chairman, and Chief Executive Officer, National Securities &
                         Research Corporation. Director, Phoenix Re
                         Corporation (Delaware), W.S. Griffith & Co., Inc.,
                         Townsend Financial Advisers, Inc., Phoenix Realty
                         Group, Inc., Phoenix Realty Advisors, Inc., Phoenix
                         Realty Investors, Inc. and Phoenix Realty Securities
                         Inc. Director and Vice President, PM Holdings, Inc.,
                         World Trust Fund.


Richard C. Shaw          Senior Vice President, International and Corporate
  Director and           Development, Phoenix Home Life Mutual Insurance
  Senior Vice            Company. Chairman, American Phoenix Corporation.
  President              President, Worldwide Phoenix, Limited. Director,
                         American Phoenix Investment Portfolios and National
                         Securities & Research Corporation. Executive Vice
                         President, Offshore Investment Funds, Phoenix Equity
                         Planning Corporation. Director and President,
                         Worldwide Phoenix Offshore, Inc.

Dona D. Young            Executive Vice President, Individual Sales &
  Director               Marketing, and General Counsel, Phoenix Home Life
                         Mutual Insurance Company. Director, Executive Vice
                         President and General Counsel, Phoenix American Life
                         Insurance Company. Director and Vice President, PM
                         Holdings, Inc. Director, Phoenix Securities Group,
                         Inc., 238 Columbus Blvd., Inc., American Phoenix
                         Life and Reassurance Company, PHL Variable Insurance
                         Company, Worldwide Phoenix Offshore, Inc., Phoenix
                         Equity Planning Corporation, Phoenix Realty
                         Securities, Inc., Phoenix Realty Group, Inc., W.S.
                         Griffith & Co., Inc., and Townsend Financial
                         Advisers, Inc.

William J. Newman        Chief Investment Strategist and Managing Director.
  Executive Vice         Phoenix Home Life Mutual Insurance Company.
  President              Executive Vice President, Phoenix Investment
                         Counsel, Inc. Chief Investment Strategist, Kidder,
                         Peabody Co. Inc. Managing Director, Equities,
                         Bankers Trust.

Paul A. Atkins
  Senior Vice            Vice President, Institutional Investment Sales,
  President              Phoenix Home Life Mutual Insurance Company.

William R. Moyer         Vice President, Investment Products Finance, Phoenix
  Senior Vice            Home Life Mutual Insurance Company. Senior Vice
  President,             President, Finance, and Treasurer, Phoenix Equity
  Finance, and           Planning Corporation, and Phoenix Securities Group,
  Treasurer              Inc. Senior Vice President, Finance, and Treasurer,
                         National Securities & Research Corporation. Senior
                         Vice President, Chief Financial Officer and
                         Treasurer, W.S. Griffith & Co., Inc. and Townsend
                         Financial Advisers, Inc. Vice President, the Phoenix
                         Funds.

David L. Albrycht        Portfolio Manager, Phoenix Home Life Mutual
  Vice President         Insurance Company. Vice President, Phoenix Asset
                         Reserve, Phoenix Multi-Portfolio Fund and Phoenix
                         Multi-Sector Fixed Income Fund, Inc.


Michael K. Arends        Portfolio Manager, Phoenix Home Life Mutual
  Vice President         Insurance Company. Vice President, Phoenix Series
                         Fund, Phoenix Equity Opportunities Fund and National
                         Securities & Research Corporation. Portfolio
                         Manager, Kemper Investment Portfolio Growth Fund
                         (until 1994).

Patricia A. Bannan       Vice President, Common Stock, Phoenix Home Life
  Vice President         Mutual Insurance Company. Vice President, Phoenix
                         Series Fund and The Phoenix Edge Series Fund.
                         Executive Vice Presdient, National Securities &
                         Research Corporation.

Holly S. Barrett         Regional Vice President, Phoenix Home Life Mutual
  Vice President         Insurance Company.

Curtiss O. Barrows       Portfolio Manager, Public Bonds, Phoenix Home Life
  Vice President         Mutual Insurance Company. Vice President, Phoenix
                         Series Fund, The Phoenix Edge Series Fund, and
                         National Securities & Research Corporation.

Sandra L. Becker         Managing Director, Private Placements, Phoenix Home
  Vice President         Life Mutual Insurance Company.

Kathleen A.              Second Vice President, Institutional Client
  Bloomquist             Relations/Service, Phoenix Home Life Mutual
  Vice President         Insurance Company. Vice President, Worldwide Phoenix
                         Limited.

James C. Bly             Regional Group Pension Manager, Phoenix Home Life
  Vice President         Mutual Insurance Company.

Mary E. Canning          Associate Portfolio Manager, Common Stock, Phoenix
  Vice President         Home Life Mutual Insurance Company. Vice President,
                         Phoenix Series Fund and The Phoenix Edge Series
                         Fund.

Paul M. Chute            Managing Director, Private Placements, Phoenix Home
  Vice President         Life Mutual Insurance Company.

Nelson Correa            Managing Director, Private Placements, Phoenix Home
  Vice President         Life Mutual Insurance Company.

James M. Dolan           Vice President and Compliance Officer, Phoenix
  Vice President,        Equity Planning Corporation. Vice President, the
  Assistant Clerk        Phoenix Funds, and National Securities & Research
  and Assistant          Corporation. Vice President and Chief Compliance
  Secretary              Officer, Phoenix Realty Advisors, Inc. and Chief
                         Compliance Officer, Phoenix Realty Securities, Inc.


Jeanne H. Dorey          Portfolio Manager, International, Phoenix Home Life
  Vice President         Mutual Insurance Company. Vice President, The
                         Phoenix Edge Series Fund, Phoenix Multi-Portfolio
                         Fund, Phoenix Worldwide Opportunities Fund and
                         National Securities & Research Corporation.

John M. Hamlin           Portfolio Manager, Common Stock, Phoenix Home Life
  Vice President         Mutual Insurance Company.


Christopher J.           Portfolio Manager, Public Bonds, Phoenix Home Life
  Kelleher               Mutual Insurance Company. Vice President, Phoenix
  Vice President         Series Fund, The Phoenix Edge Series Fund, and
                         National Securities & Research Corporation.


Peter S. Lannigan        Director, Public Fixed Income, Phoenix Home Life
  Vice President         Mutual Insurance Company. Vice President, Phoenix
                         Multi-Portfolio Fund. Associate Director, Bond
                         Rating Group, Standard & Poor's Corp. (until 1993).

Thomas S. Melvin, Jr.    Portfolio Manager, Common Stock, Phoenix Home Life
  Vice President         Mutual Insurance Company. Vice President, Phoenix
                         Multi-Portfolio Fund, and National Securities &
                         Research Corporation.


Charles L. Olson         Regional Marketing Manager, Phoenix Home Life Mutual
  Vice President         Insurance Company.

Lawrence D. Reitman      Director, Corporate Portfolio, Phoenix Home Life
  Vice President         Mutual Insurance Company.

Amy L. Robinson          Managing Director, Securities Administration,
  Vice President         Phoenix Home Life Mutual Insurance Company. Vice
                         President, The Phoenix Edge Series Fund, Phoenix
                         Series Fund and National Securities & Research
                         Corporation.

Christopher J. Saner     Director, Corporate Portfolio, Phoenix Home Life
  Vice President         Mutual Insurance Company.

David M. Schans,
  C.L.U.                 Regional Group Pension Manager, Phoenix Home Life
  Vice President         Mutual Insurance Company.

Dorothy J. Skaret        Director, Public Fixed Income, Phoenix Home Life
  Vice President         Mutual Insurance Company. Vice President, Phoenix
                         Series Fund, The Phoenix Edge Series Fund, National
                         Securities & Research Corporation and Phoenix Realty
                         Securities, Inc.

Rosemary T. Strekl       Vice President, Private Placements, Phoenix Home
  Vice President         Life Mutual Insurance Company.

James D. Wehr            Managing Director, Public Fixed Income, Phoenix Home
  Vice President         Life Mutual Insurance Company. Vice President,
                         Phoenix Multi-Portfolio Fund, Phoenix Series Fund,
                         The Phoenix Edge Series Fund, Phoenix California Tax
                         Exempt Bonds, Inc., and National Securities &
                         Research Corporation.

John T. Wilson           Portfolio Manager, Common Stock, Phoenix Home Life
  Vice President         Mutual Insurance Company. Vice President, Phoenix
                         Multi-Portfolio Fund, The Phoenix Edge Series Fund,
                         Phoenix Worldwide Opportunities Fund and National
                         Securities & Research Corporation.

Anthony J. Zeppetella    Vice President, Portfolio Management, Phoenix Home
  Vice President         Life Mutual Insurance Company.

G. Jeffrey Bohne         Vice President and General Manager, Phoenix Home
  Clerk                  Life Mutual Insurance Company. Vice Presdient,
                         Transfer Agent Operations, Phoenix Equity Planning
                         Corporation. Secretary, the Phoneix Funds. Clerk,
                         Phoenix Total Return Fund, Inc.

Patricia O.              Counsel, Phoenix Home Life Mutual Insurance Company.
  McLaughlin             Secretary, National Securities & Research
  Secretary and          Corporation, W.S. Griffith & Co., Inc. and Townsend
  Assistant Clerk        Financial Advisers, Inc. Assistant Secretary,
                         Phoenix Realty Securities, Inc.

The respective principal addresses of the companies or other entities named above are as follows:

American Phoenix Corporation            }302 West Main Street
                                        }Avon, CT 06001

American Phoenix Investment             }13, rue Goethe
  Portfolios                            }L-2014 Luxembourg

American Phoenix Life and               }One American Row
  Reassurance Company                   }Hartford, CT 06115

Bankers Trust                           }280 Park Avenue
                                        }New York, NY 10017

Kemper Financial Services               }120 South LaSalle Street
                                        }Chicago, IL 60603

Kidder, Peabody Co. Inc.                }10 Hanover Square
                                        }New York, NY 10005

National Securities & Research          }One American Row
  Corporation                           }Hartford, CT 06115

PHL Variable Insurance Company          }One American Row
                                        }Hartford, CT 06115

Phoenix America Life Insurance          }One American Row
  Company                               }Hartford, CT 06115

Phoenix Equity Planning Corporation     }100 Bright Meadow Boulevard
                                        }P.O. Box 2200
                                        }Enfield, CT 06083-2200

Phoenix Home Life Mutual Insurance      }One American Row
  Company                               }Hartford, CT 06115


Phoenix Investment Counsel, Inc.        }One American Row
                                        }Hartford, CT 06115


Phoenix Realty Advisors, Inc.           }One American Row
                                        }Hartford, CT 06115

Phoenix Realty Group, Inc.              }One American Row
                                        }Hartford, CT 06115

Phoenix Realty Investors, Inc.          }One American Row
                                        }Hartford, CT 06115

Phoenix Realty Securities, Inc.         }One American Row
                                        }Hartford, CT 06115

Phoenix Re Corporation (Delaware)       }80 Maiden Lane
                                        }New York, NY 01301

Phoenix Securities Group, Inc.          }One American Row
                                        }Hartford, CT 06115

PM Holdings, Inc.                       }One American Row
                                        }Hartford, CT 06115

The Phoenix Funds                       }101 Munson Street
                                        }Greenfield, MA 01301

Townsend Financial Advisers, Inc.       }100 Bright Meadow Boulevard
                                        }P.O. Box 2200
                                        }Enfield, CT 06083-2200

238 Columbus Blvd., Inc.                }One American Row
                                        }Hartford, CT 06115

W. S. Griffith & Co., Inc.              }100 Bright Meadow Boulevard
                                        }P.O. Box 2200
                                        }Enfield, CT 06083-2200

World Trust Fund                        }KREDIETRUST
                                        }Societe Anonyme
                                        }11, rue Aldringen

                                        }L-2690 Luxembourg
                                        }R.C. Luxembourg B 10.750

Worldwide Phoenix Limited               }41 Cedar House
                                        }Hamilton HM 12, Bermuda

Item 29. Principal Underwriters

(a) See "The Underwriter" and "How to Buy Shares" in the Prospectus and "Underwriter" and "Distribution Plans" in the Statement of Additional Information, both of which are included in this Post-Effective Amendment to the Registration Statement.

(b)


                               Position and       Position and
         Name and                 Offices            Offices
     Principal Address       with Underwriter    with Registrant
--------------------------   ----------------  -----------------
Robert W. Fiondella
  One American Row
  Hartford, CT 06115           Director          None
Martin J. Gavin
  56 Prospect Street           Director and
  P.O. Box 150480              Executive Vice    Executive Vice
  Hartford, CT 06115-0480      President         President
Michael E. Haylon
  56 Prospect Street
  P.O. Box 150480                                Executive Vice
  Hartford, CT 06115-0480      Director          President
Philip R. McLoughlin
  One American Row             Director and      Trustee and
  Hartford, CT 06115           President         President
Charles J. Paydos
  100 Bright Meadow Blvd.
  P.O. Box 2200
  Enfield, CT 06083-2200       Director          None
Dona D. Young
  One American Row
  Hartford, CT 06115           Director          None

Richard C. Shaw                Executive Vice
  One American Row             President
  Hartford, CT 06115           Offshore
                               Investment
                               Funds             None

Leonard J. Saltiel
  100 Bright Meadow Blvd.
  P.O. Box 2200                Senior Vice
  Enfield, CT 06083-2200       President         Vice President


William R. Moyer               Senior Vice
  100 Bright Meadow Blvd.      President,
  P.O. Box 2200                Finance, and
  Enfield, CT 06083-2200       Treasurer         Vice President


G. Jeffrey Bohne               Vice
  101 Munson Street            President,
  Greenfield, MA 01301         Transfer Agent
                               Operations        Secretary

Nancy G. Curtiss               Vice
  56 Prospect Street           President,
  P.O. Box 150480              Fund
  Hartford, CT 06115-0480      Accounting        Treasurer


Maris Lambergs
  100 Bright Meadow Blvd.      Vice
  P.O. Box 2200                President/National
  Enfield, CT 06083-2200       Sales Manager     None

James M. Dolan                 Vice President
  100 Bright Meadow Blvd.      and Compliance
  P.O. Box 2200                Officer;
  Enfield, CT 06083-2200       Assistant
                               Secretary         Vice President

Elizabeth R. Sadowinski        Vice
  100 Bright Meadow Blvd.      President,
  Enfield, CT 06083-2200       Field and
                               Investor          Assistant
                               Services          Secretary

Ellen R. Moody
  One American Row             Assistant
  Hartford, CT 06115           Treasurer         None


Eugene A. Charon
  100 Bright Meadow Blvd.
  P.O. Box 2200
  Enfield, CT 06083-2200       Controller        None

Keith D. Robbins
  One American Row
  Hartford, CT 06115           Secretary         None

Item 30. Location of Accounts and Records


Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's investment adviser, National Securities & Research Corporation; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent and custodian, State Street Bank and Trust Company. The address of the Secretary of the Trust is 101 Munson Street, Greenfield, Massachusetts 01301; the address of National Securities & Research Corporation and Phoenix Investment Counsel, Inc. is One American Row, Hartford, Connecticut 06115-2520; the address of Phoenix Equity Planning Corporation is 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200; the address of the dividend disbursing agent is P.O. Box 8301, Boston, Massachusetts 02266-8301, Attention: Phoenix Funds, and the address of the custodian is P.O. Box 351, Boston, Massachusetts 02101.

Item 31. Management Services

Not applicable.

Item 32. Undertakings

(a) Not applicable.

(b) Not applicable.

(c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.


(d) Registrant hereby undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months after the effective date of this Registration Statement under the Securities Act of 1933.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, and State of Connecticut on the 13th day of October, 1995.


                                          PHOENIX STRATEGIC EQUITY SERIES FUND


ATTEST: /s/ Patricia O. McLaughlin
            Patricia O. McLaughlin
            Assistant Secretary


By: /s/ Philip R. McLoughlin
        Philip R. McLoughlin
        President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 13th day of October, 1995.



           Signature                       Title
-------------------------------    ------------------------


-------------------------------
C. Duane Blinn*                   Trustee

-------------------------------
Robert Chesek*                    Trustee

-------------------------------
E. Virgil Conway*                 Trustee

-------------------------------   Treasurer (principal
Nancy G. Curtiss*                 financial and
                                  accounting officer)

-------------------------------
Harry Dalzell-Payne*              Trustee

------------------------------
Leroy Keith, Jr.*                 Trustee

/s/ Philip R. McLoughlin
-------------------------------
Philip R. McLoughlin              Trustee and President

-------------------------------
James M. Oates*                   Trustee

-------------------------------
Philip R. Reynolds*               Trustee

-------------------------------
Herbert Roth, Jr.*                Trustee

-------------------------------
Richard E. Segerson*              Trustee

-------------------------------
Lowell P. Weicker, Jr.*           Trustee


By /s/ Philip R. McLoughlin
   -----------------------------
   *Philip R. McLoughlin
    pursuant to powers of
    attorney filed previously
    under this Registration
    Statement.


                                      S1(c)